UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MERRIMAC INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MERRIMAC INDUSTRIES, INC.
41 Fairfield Place
West Caldwell, NJ 07006-6287

May 1, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Merrimac Industries, Inc. to be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Thursday, June 22, 2006, at 10:00 a.m.

In addition to the matters that are typically subjects of the Annual Meeting, you will be asked to consider the proposals to adopt the 2006 Stock Option Plan, the 2006 Key Employee Incentive Plan, and the 2006 Non-Employee Directors’ Stock Plan.

Additional information about the Annual Meeting is found in the formal Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages. The Annual Report to Stockholders for 2005 is part of this mailing, but does not constitute a part of the proxy solicitation material.

Since it is important that your shares be represented at the Annual Meeting, we request that you promptly complete and submit the enclosed proxy by mail. Any stockholder returning a proxy may revoke it.

Sincerely,
Mason N. Carter Chairman of the Board, President and Chief Executive Officer

MERRIMAC INDUSTRIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 22, 2006

The Annual Meeting of Stockholders of Merrimac Industries, Inc. (the ‘‘Company’’) will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Thursday, June 22, 2006, at 10:00 a.m., for the following purposes:

(1)	To elect three members to the Company’s Board of Directors for a term of three years;

(2)	To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2006 fiscal year;

(3)	To approve the Company’s 2006 Stock Option Plan;

(4)	To approve the Company’s 2006 Key Employee Incentive Plan;

(5)	To approve the Company’s 2006 Non-Employee Directors’ Stock Plan; and

(6)	To transact such other business as may properly come before the meeting.

Holders of record of the Company’s common stock, $0.01 par value per share, at the close of business on April 28, 2006, the record date fixed by the Board of Directors, are entitled to receive notice of, and to vote at, the meeting and at any adjournments thereof. A proxy and proxy statement for the meeting are enclosed herewith.

By Order of the Board of Directors,
ROBERT V. CONDON Secretary

May 1, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE 2006 ANNUAL MEETING, PLEASE PROMPTLY SUBMIT THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, BY MAIL.

MERRIMAC INDUSTRIES, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 22, 2006

The Board of Directors of Merrimac Industries, Inc. (the ‘‘Company’’) hereby solicits all holders of the Company’s common stock, par value $0.01 per share (‘‘Common Stock’’), to vote by proxy at the Annual Meeting of Stockholders, which will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Thursday, June 22, 2006, at 10:00 a.m. (including any adjournment or postponement thereof, the ‘‘Meeting’’) for the purposes stated in the Notice of Annual Meeting of Stockholders. The shares represented by proxies will be voted at the Meeting in accordance with the instructions noted thereon.

A proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.

This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 1, 2006.

The cost of solicitation will be paid by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from stockholders by telephone, letter, e-mail, facsimile or in person. The Company expects to pay compensation of approximately $2,000 for the solicitation of proxies, plus expenses, to Georgeson Shareholder Communications Inc. to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock. In addition, the Company has retained MacKenzie Partners, Inc. to aid in the solicitation of proxies. MacKenzie Partners, Inc. will receive a fee of approximately $12,500, as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by the Company. The Company will also reimburse such brokers and other persons for expenses related to the forwarding of this mailing.

Voting rights; votes required for approval

The Board fixed the close of business on April 28, 2006 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. At the close of business on the record date, there were outstanding and entitled to vote 3,136,135 shares of Common Stock. Every stockholder of record on the record date is entitled to one vote for each share of Common Stock then held.

The presence of a quorum is required to conduct business at the Meeting. A quorum is defined as a majority of all the shares of Common Stock entitled to vote at the Meeting, present in person or by proxy. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached.

The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board and (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm, to approve the 2006 Stock Option Plan, to approve the 2006 Key Employee Incentive Plan, to approve the 2006 Non-Employee Directors’ Stock Plan, and to take action on any other business which may properly come before the Meeting.

Shares which are present or represented by proxy at the Meeting will be counted for quorum purposes regardless of whether the holder of the shares or the proxy fails to vote on a proposal (‘‘abstentions’’) or whether a broker with authority fails to exercise its authority with respect thereto (a ‘‘broker non-vote’’). Abstentions and broker non-votes will not be included, however, in the tabulation of votes cast on proposals presented to stockholders, and abstentions will have no effect on the election of directors because directors are elected by a plurality of the votes cast. In accordance with American Stock Exchange rules, brokers holding shares in street name for their customers may vote, in their discretion, on behalf of any customers who do not furnish voting instructions within 10 days of the Meeting on proposals such as the election of directors and ratification of the selection of independent registered public accounting firms, but may not vote such shares with respect to non-routine matters, including the approval of the 2006 Stock Option Plan, 2006 Key Employee Incentive Plan, and 2006 Non-Employee Directors’ Stock Plan.

The Company urges all beneficial owners to provide instructions to their brokers on how to vote their shares. Failure to provide such instructions will have the same effect as voting against the proposed 2006 Stock Option Plan, 2006 Key Employee Incentive Plan, and 2006 Non-Employee Directors’ Stock Plan.

The Board of Directors does not intend to bring any matter before the Meeting, except as specifically indicated in the foregoing notice and in the description of any proposal being submitted to stockholders as provided herein, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

ELECTION OF DIRECTORS
(Proposal 1)

The Company’s Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding annual meeting of stockholders. Each of the three nominees, Fernando L. Fernandez, Joel H. Goldberg and Ludwig G. Kuttner, to be elected as a Class I director at the Meeting will hold office until the Company’s annual meeting of stockholders in the year 2009 and until his successor has been duly elected and qualified. The three directors in Class II, Edward H. Cohen, Arthur A. Oliner and Harold J. Raveché, and the three directors in Class III, Mason N. Carter, Albert H. Cohen and David B. Miller, are serving terms expiring at the time of the Company’s annual meetings in 2007 and 2008, respectively, and until their respective successors have been duly elected and qualified.

The persons named in the enclosed form of proxy will vote such proxy for the election to the Board of Directors as Class I directors of Fernando L. Fernandez, Joel H. Goldberg and Ludwig G. Kuttner, each of whom has previously been elected as a director by the stockholders, with the exception of Mr. Kuttner. Approval of the director nominees requires the affirmative vote of a plurality of the shares present at the Meeting and entitled to vote on the subject matter. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not now expected), for any nominee who shall be designated by the Board to fill such vacancy, unless the Board shall determine to reduce the number of directors pursuant to the By-laws. There is no arrangement or understanding between any director or nominee and any other person pursuant to which such person was selected as a director or nominee except with respect to David B. Miller, who was elected pursuant to an agreement between the Company and DuPont Electronic Technologies (‘‘DuPont’’) which was entered into on February 28, 2002.

The Company’s Governance and Nominating Committee has reviewed the qualifications of the nominees for Class I director and has recommended each of the nominees for election to the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

Information about nominees for directors and continuing directors

The following table sets forth certain information with respect to each nominee for director and each continuing director.

Name	Age	Director of the Company Since
Class I:
Fernando L. Fernandez	67	2003
Joel H. Goldberg	62	1997
Ludwig G. Kuttner	59	—
Class II:
Edward H. Cohen	67	1998
Arthur A. Oliner	85	1961
Harold J. Raveché	62	2001
Class III:
Mason N. Carter	60	1995
Albert H. Cohen	73	1997
David B. Miller	49	2002

Mr. Carter has served as Chairman of the Board since July 24, 1997, and President and Chief Executive Officer since December 16, 1996.

Albert H. Cohen has been self-employed as a management consultant and asset (money) manager since 1987. He was the Chairman of the Board and the Chief Executive Officer of Metex Corporation from 1986 to 1987, and from 1964 to 1986 he was its President and Chief Executive Officer. Metex Corporation is a manufacturer of industrial and automotive products.

Edward H. Cohen is counsel to the law firm of Katten Muchin Rosenman LLP, with which he has been affiliated since 1963. He is a director of Phillips-Van Heusen Corporation, Franklin Electronic Publishers, Inc., Gilman & Ciocia, Inc. and Levcor International, Inc.

Fernando L. Fernandez is self-employed and provides consulting and director services to companies. From 2001 through January 2005, he was professor and the Director of Institute Technology Initiatives at Stevens Institute of Technology in Hoboken, New Jersey. Previously, from May 1998 to January 2001, he was Director of the Defense Advanced Research Projects Agency (DARPA), the central research and development organization of the Department of Defense. Prior to his tenure at DARPA, Dr. Fernandez held the position of President and Chairman of the Board of Directors for AETC Inc., a firm specializing in environmental surveillance, which he founded in 1994. Prior to this position, he was President and Chairman of the Board of Directors of Areté Associates, a Los Angeles-based applied research firm that Dr. Fernandez founded in 1976.

Joel H. Goldberg has been Chairman and Chief Executive Officer of Career Consultants, Inc., a management consulting firm, and SK Associates, an outplacement firm, located in Union, New Jersey, since 1972. Dr. Goldberg is a director of Phillips-Van Heusen Corporation, Hampshire Group, Limited, and Modell’s, Inc., an advisor to the New Jersey Sports and Exposition Authority and a member of the Advisory Council for Sports Management of Seton Hall University. He is also a consultant to the New York Giants, the New Jersey Nets and the Ottawa Senators professional sports teams.

Ludwig G. Kuttner has been President and Chief Executive Officer of Hampshire Group, Limited, a holding company that markets apparel for men and women, from 1979 to 1992 and from 1994 through the present. He continues to serve as Managing Member of Hampshire Investments, Inc. and K Holdings, LLC, two investment companies. Previously, he served in various capacities in the textile industry and as an owner and developer of real property.

David B. Miller has been Vice President and General Manager of DuPont Electronic Technologies, an electronic development and manufacturing company, since 2001. Mr. Miller has been employed by DuPont in several capacities since 1981. From 1999 through 2001, Mr. Miller was DuPont’s Director of Investor Relations. From 1997 to 1999, Mr. Miller was Managing Director, Asia Pacific and Global Business Director, Photopolymer and Electronic Materials. Mr. Miller served as Global Business Director, Printed Circuit Material from 1995 to 1997. Mr. Miller has responsibility for DuPont’s various electronic material initiatives. Mr. Miller is a director of DuPont Air Products NanoMaterials Joint Venture, a joint venture with Air Products and Chemicals, Inc. focused on chemical mechanical planarization materials, and of HD Microsystems, a joint venture with Hitachi Chemical that develops, manufactures and markets liquid polyimides and other materials to the semiconductor industry.

Arthur A. Oliner has been Professor Emeritus of Electrophysics at Polytechnic University (formerly Polytechnic Institute of Brooklyn) since 1990. Prior to that, he was head of its Electrical Engineering Department from 1966 until 1974, and was the Director of its Microwave Research Institute from 1967 to 1982. After 1982, he returned to teaching and conducting research programs in microwave integrated circuits until his retirement in 1990. He was elected a member of the National Academy of Engineering, a Fellow of the IEEE, the AAAS, and the British IEE, and he received an honorary doctorate from the University of Rome, Italy. Dr. Oliner is the author of almost 300 published papers and three books. He has received many awards, including two gold medals, for his contributions to the microwave field. He has been an engineering consultant for such companies as IBM, Boeing, Raytheon, Hughes and Rockwell.

Harold J. Raveché has been President of the Stevens Institute of Technology since 1988. Prior to that, he was the Dean of Rensselaer Polytechnic Institute from 1985 until 1988. He was a member of the U.S. Trade and Technology missions to Israel in 1998, Brazil in 1999 and Korea and Taiwan in 2000.

There are no family relationships among the directors or nominees for directors of the Company.

Meetings and Committees of the Board of Directors

During the fiscal year that ended on December 31, 2005, the Board of Directors held seven meetings. Each director attended at least 75% of the total number of meetings of the Board and of the committees on which such director served during fiscal year 2005. All of the current directors attended the Company’s 2005 Annual Meeting, with the exception of Dr. Fernandez and Mr. A. Cohen, both due to medical reasons.

The Board of Directors has a standing Audit Committee, Compensation Committee, Management Committee, and Governance and Nominating Committee. Certain of the directors also sit on the Company’s advisory Technology Strategy Committee.

The Audit Committee currently consists of Messrs. E. Cohen (chair), A. Cohen and Dr. Raveché, each of whom is independent as defined in Section 121(A) of the American Stock Exchange listing standards. The Audit Committee’s function is to provide assistance to the Board of Directors in fulfilling the Board’s oversight functions relating to the quality and integrity of the Company’s financial reports, monitor the Company’s financial reporting process and internal control system, and perform such other activities consistent with its charter and the Company’s By-laws as the Committee or the Board of Directors deems appropriate. The Audit Committee produces an annual report for inclusion in the Company’s proxy statement. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee must pre-approve all audit and non-audit services to be provided to the Company by its outside auditors. The Committee carries out all functions required by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws. The Board of Directors has determined that Mr. A. Cohen, in addition to being ‘‘independent,’’ is an ‘‘audit committee financial expert’’ as defined in the SEC’s

Regulation S-K, Item 401(h). Mr. A. Cohen’s biographical information is on page 3. During fiscal year 2005, the Audit Committee held ten meetings. The Audit Committee’s charter is available on the Company’s website at www.merrimacind.com.

Mr. A. Cohen (chair), Mr. E. Cohen and Dr. Goldberg currently serve on the Compensation Committee. The purpose of the Compensation Committee is to oversee the responsibilities relating to compensation of the Company’s executives, administer the Company’s equity based employee incentive benefit plans and produce an annual report on executive compensation for inclusion in the Company’s proxy statement. During fiscal year 2005, the Compensation Committee held four meetings. The Compensation Committee’s charter is available on the Company’s website at www.merrimacind.com.

Messrs. Carter, A. Cohen and E. Cohen currently serve on the Management Committee. The Management Committee recommends to the Board the strategic business direction for the Company and evaluates the impact of current changes in the business environment in which the Company operates. During fiscal year 2005, the Management Committee held two meetings.

The Governance and Nominating Committee is comprised of Mr. E. Cohen (chair), Dr. Goldberg and Dr. Raveché, each of whom is independent as defined in Section 121(A) of the American Stock Exchange listing standards. This Committee is responsible for (1) identifying and recommending to the Board of Directors individuals qualified to become Board and Committee members; (2) maintaining that a majority of the Board of Directors members are independent and that all the members of the Audit, Compensation and Governance and Nominating Committees are independent as required; (3) developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and (4) addressing corporate governance issues and recommending proposals and actions for the Board’s consideration. The Company has not paid any third party a fee to assist in the process of identifying and evaluating candidates for director. During fiscal year 2005, the Governance and Nominating Committee held one meeting. The Governance and Nominating Committee’s charter is available on the Company’s website at www.merrimacind.com.

The Technology Strategy Committee (which was formed in December 2005) is comprised of Dr. Fernandez (chair), Mr. Miller, Dr. Oliner, and Dr. Raveché. The Technology Strategy Committee advises the Board regarding progress in the development of the Company's Multi-Mix® technologies, prioritizing the Company's efforts in this area, identifying investment needs and opportunities, and educating customers on the capabilities of the Multi-Mix® technologies. During fiscal year 2005, the Technology Strategy Committee held one meeting.

Nominations for the Board of Directors

The Governance and Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications, including their independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. There are no specific, minimum or absolute criteria for Board membership. The Governance and Nominating Committee seeks directors who have demonstrated an ethical and successful career. This may include experience as a senior executive of a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee shall determine shall qualify an individual for Board service. The Committee shall make every effort to ensure that the Board and its Committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the AMEX and/or the SEC. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to recommending to the Board the nomination of an existing director for re-election to the Board, the Committee will consider and review such existing director’s Board and Committee attendance and performance, independence, experience, skills and the contributions that the existing director brings to the Board.

The Governance and Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Governance and Nominating

Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and stockholders as a source for potential director candidates. The Board retains complete independence in making nominations for election as a member of the Board.

The Governance and Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with the Company’s procedures and subject to applicable inquiries. The Governance and Nominating Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder may recommend nominees for director at least 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, by writing to the Secretary, Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, NJ 07006, giving the name, company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of the Company’s securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with the Company and/or the stockholder submitting the nomination, and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as ‘‘independent’’ under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to the Chair of the Governance and Nominating Committee for further review and consideration in accordance with this policy. Any such stockholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Stockholder Communications with the Board of Directors

Any stockholder or other interested party who desires to communicate with the Company’s Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Chairman of the Board of Directors, Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, NJ 07006. Communications may be addressed to the Chairman of the Board, an individual director, a Board Committee, the non-management directors or the full Board. Communications received by the Chairman of the Board will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes ‘‘spam,’’ pornographic material and/or communications offering to buy or sell products or services.

AUDIT COMMITTEE REPORT

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees on behalf of the Board of Directors (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company. The Audit Committee operates under a written charter adopted by the Board, which is attached to this Proxy Statement as Appendix 1.

We met and held discussions with management and Grant Thornton LLP, the Company’s independent registered public accounting firm for fiscal 2005. Management represented to us that the Company’s consolidated financial statements for the fiscal year ended December 31, 2005 were prepared in accordance with accounting principles generally accepted in the United States. We reviewed and discussed the consolidated financial statements with both management and Grant Thornton LLP. We also discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

We discussed with Grant Thornton LLP the overall scope and plans for the audit. We met with Grant Thornton LLP, with and without management, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We discussed with Grant Thornton LLP their independence from the Company and management, including Grant Thornton LLP’s written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions With Audit Committees) which were received by the Company.

Based on the foregoing, we recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

Audit Committee

Edward H. Cohen, Chair

Albert H. Cohen, Audit Committee Financial Expert

Harold J. Raveché

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each executive officer of the Company.

Name	Age	Current Position
Mason N. Carter	60	Chairman of the Board, President and Chief Executive Officer
Robert V. Condon	59	Vice President, Finance, Chief Financial Officer, Treasurer and Secretary
Richard E. Dec	63	Vice President, Corporate Relations
Rocco A. DeLillo	38	Vice President, Research and Development
Michael M. Ghadaksaz	51	Vice President, Market Development
Reynold K. Green	47	Vice President and Chief Operating Officer
Jayson E. Hahn	38	Vice President, Information Technology and Chief Information Officer
James J. Logothetis	46	Vice President and Chief Technology Officer
Adriana Mazza	54	Vice President, Human Resources
Michael Pelenskij	45	Vice President, Manufacturing

Information regarding Mr. Carter is set forth on page 3.

Mr. Condon has been Vice President, Finance and Chief Financial Officer since joining Merrimac in March 1996 and was appointed Secretary and Treasurer in January 1997. Prior to joining Merrimac, he was with Berkeley Educational Services as Vice President, Finance, Treasurer and CFO from 1995 to February 1996.

Mr. Dec has been Vice President, Corporate Relations since November 2002 and was Vice President, Business Development from July 2000. He served as Vice President, Marketing since joining Merrimac in March 1997.

Mr. DeLillo was appointed Vice President, Research and Development in September 2003, after serving as Vice President, Engineering since November 2002. He served as Vice President of Research and Development from September 2002 to November 2002. Prior to September 2002 he was Director of Research and Development since 1999. He joined the Company in March 1998 as a Senior Research and Development Engineer.

Mr. Ghadaksaz was appointed Vice President of Marketing Development in September 2003, after serving as Director of Market Development since February 2003. Prior to joining Merrimac, he served as a consultant for wireless telecommunications equipment and device manufacturers, U.S. and Canadian venture capital firms and their portfolio companies. Mr. Ghadaksaz also served on the Advisory Board of Radical Horizon, an innovative software defined radio solution provider. From 1999 to 2002, he served as Director of Technology Strategy for the Strategy Sector at Motorola. From 1995 to 1999, Mr. Ghadaksaz held the positions of Senior Scientist, Applications and Business Development Manager for Hughes Communications Products Division of Hughes Aircraft Company.

Mr. Green was appointed Vice President and Chief Operating Officer on January 1, 2005. He has been Vice President and General Manager since November 2002. He was Vice President and General Manager of the RF Microwave Products Group since January 2000. He was Vice President, Sales from March 1997 to January 2000 and Vice President of Manufacturing from April 1996 to March 1997. He was a member of the Board of Directors from April 1996 to May 1997 and did not seek re-election to the Board.

Mr. Hahn was appointed Vice President, Information Technology and Chief Information Officer in October 2000, after serving as Director, Network Services since June 1998. He served as Manager, Network Services from June 1997 to June 1998 and was Information Technology Support Specialist from December 1996 to June 1997.

Mr. Logothetis was appointed Vice President and Chief Technology Officer in March 2002. Mr. Logothetis was appointed Vice President, Multi-Mix® Engineering in May 1998, after rejoining Merrimac in January 1997 to serve as Director, Advanced Technology. Prior to rejoining Merrimac, he served as a director for Electromagnetic Technologies, Inc. in 1995 and became Vice President of Microwave Engineering at such corporation in 1996. From 1984 through 1994, Mr. Logothetis had various engineering positions with Merrimac including Group Manager, Engineering.

Mrs. Mazza was appointed Vice President, Human Resources in December 2005, after serving as Manager of Human Resources of the Company from September 2002 to December 2005. She joined the Company in May 2000, serving in various human resource capacities until September 2002. Prior to joining Merrimac, she worked for Monroe Systems for Business, a division of Litton Industries; Exxon Office System, a division of Exxon Corporation and did private consulting work in both profit and nonprofit capacities.

Mr. Pelenskij was appointed Vice President Manufacturing in January 2000 after serving as Director of Manufacturing of the Company from January 1999 to January 2000. Prior to January 1999, Mr. Pelenskij held the positions of Manager of Screened Components, RF Design Engineer, and District Sales Manager at the Company since joining the Company in 1993.

There are no family relationships among the executive officers of the Company.

EXECUTIVE COMPENSATION

The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by or paid to the individuals who were (i) the Chief Executive Officer of the Company during fiscal year 2005 and (ii) the four other most highly compensated executive officers serving at the end of the last fiscal year (collectively, the ‘‘Named Executive Officers’’). There were no other persons who were executive officers at any time during fiscal year 2005 and who would have been included under clause (ii) if they had been executive officers at December 31, 2005. There were no grants of stock appreciation rights or restricted stock during fiscal year 2005 to any of the Named Executive Officers.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation	All Other Compensation (1)($)
				Awards
Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Securities Underlying Options
Mason N. Carter	2005	310,994	—	—	65,154	(2)
Chairman, President and	2004	293,769	30,000	—	68,919	(2)
Chief Executive Officer	2003	280,306	—	—	74,194	(2)
Reynold K. Green	2005	180,181	—	8,250	—
Vice President and Chief	2004	156,265	15,000	—	1,770
Operating Officer	2003	148,294	—	—	1,646
Robert V. Condon
Vice President, Finance,	2005	173,682	—	—	—
Chief Financial Officer,	2004	168,766	10,000	—	1,908
Treasurer and Secretary	2003	168,814	—	—	1,875
Michael M. Ghadaksaz	2005	140,694	—	10,000	—
Vice President, Market	2004	135,777	10,000	5,000	1,535
Development	2003	112,471	—	5,000	—
James J. Logothetis	2005	136,180	—	—	—
Vice President and Chief	2004	131,264	7,500	—	1,484
Technology Officer	2003	125,052	—	—	736

(1)	Except as set forth in note (2) below, consists of matching 401(k) amounts contributed by the Company during 2003 and a discretionary amount for 2004 pursuant to the Company’s Saving and Investment Plan.

(2)	Includes $65,154 in 2005, $66,620 in 2004, and $71,100 in 2003 of indebtedness (plus interest) forgiven by the Company as a special bonus to Mr. Carter in connection with a 2000 amendment to his employment agreement with the Company. See ‘‘Certain Relationships and Related Transactions’’ below.

The following table sets forth information concerning individual grants of stock options made during fiscal year 2005 to the Named Executive Officers.

Option/SAR Grants in Last Fiscal Year
(Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price or Base ($/Sh)	Expiration Date
Mason N. Carter	0	—	—	—
Robert V. Condon	0	—	—	—
Reynold K. Green	8,250	19.4%	$9.04	3/27/2015
Michael M. Ghadaksaz	10,000	23.5%	$9.04	3/27/2015
James J. Logothetis	0	—	—	—

The following table sets forth information concerning the fiscal year-end value of unexercised options. No options to purchase shares of Common Stock were exercised by any of the Named Executive Officers during fiscal year 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values

Name	Number of Securities Underlying Unexercised Options/SARs at FY-End Exercisable/Unexercisable **	Value of Unexercised In-the-Money Options/SARs at FY-End Exercisable/Unexercisable**($)*
Mason N. Carter	111,000/0	31,563/0
Robert V. Condon	13,750/0	—
Reynold K. Green	11,750/0	7,000/0
Michael M. Ghadaksaz	20,000/0	32,500/0
James J. Logothetis	33,500/0	9,562/0

*	Value based upon closing price on the American Stock Exchange of $9.00 per share on December 30, 2005.

**	The vesting of unexercisable options may accelerate upon a change-in-control of the Company.

Employment contracts and termination of employment and change-in-control arrangements

On April 11, 2006, the Company entered into an employment agreement (‘‘Employment Agreement’’) with Mason N. Carter, setting forth the new terms of Mr. Carter’s employment as President and Chief Executive Officer of the Company. The Employment Agreement supersedes and replaces in its entirety the employment agreement, dated as of December 19, 1996, as amended on January 1, 1998, by and between the Company and Mr. Carter. Pursuant to the Employment Agreement, Mr. Carter’s annual base salary is $332,000. The initial term of the Employment Agreement ends on December 31, 2010, and will be renewable for successive 12-month periods unless terminated pursuant to the terms of the Employment Agreement. If, within 12 months after a ‘‘change in control’’ (as defined in the Employment Agreement) of the Company, Mr. Carter resigns for ‘‘good reason’’ or is dismissed without ‘‘cause’’ (as such terms are defined therein), the Company will pay Mr. Carter the greater of three times the then applicable ‘‘base salary’’ (as defined therein) and (b) the base salary from the date of termination to the end of the ‘‘term’’ (as defined therein) and to continue to provide health insurance benefits for the later of (x) the three years following the termination and (y) the end of the term.

In addition, Mr. Carter will be eligible to participate in the Company’s medical benefits, life insurance, 401(k) and similar programs generally available to employees. Mr. Carter will also be eligible to participate in the Company’s stock purchase, stock option, and long term incentive plans, and to receive bonuses, in the sole discretion of the Compensation Committee of the Company’s Board of Directors. The Company will maintain a $500,000 term life insurance policy for Mr. Carter’s beneficiaries.

Mr. Carter will be entitled to receive a ‘‘Special Retirement Benefit’’ (as defined in the Employment Agreement) of $75,000 per year if the Company achieves pre-tax earnings of $9 million in the aggregate over the three fiscal years prior to his retirement at or over age 65 (‘‘Performance Target’’). In addition, Mr. Carter would receive the Special Retirement Benefit if he is terminated by the Company without cause, resigns for ‘‘good reason,’’ or his employment is terminated as a result of a ‘‘disability,’’ and in any such case the Company has also achieved the Performance Target. During the term and for a period of three years following such retirement or termination (‘‘Restrictive Period’’), and for as long as Mr. Carter is receiving the Special Retirement Benefit, Mr. Carter is bound to a non-competition and non-solicitation agreement with the Company. However, if after the Restrictive Period, Mr. Carter gives written notice to the Company of his forfeiture of the Special Retirement Benefit, Mr. Carter would be released from the non-competition and non-solicitation agreement.

On March 29, 2006, the Compensation Committee of the Board of Directors adopted the Company's Amended and Restated Severance Plan (which replaces the previous plan adopted in September 2003) for key executives. The new plan provides, among other things, that if an executive is terminated by the Company without ‘‘cause’’ or the executive resigns for ‘‘good reason’’ (as such terms are defined in the plan) within 12 months following a ‘‘change in control’’ (as defined therein) the Company, or any successor to the Company, is obligated to pay to the executive one or two times (as determined by the Compensation Committee) his annual base salary and to continue to provide health insurance benefits for 24 months (to the extent not covered by any new employer). All payments under the plan will be payable at such times as determined by the Compensation Committee provided that all such payments are made prior to the later of (1) March 15 of the calendar year following the year in which the termination occurs and (2) two and one-half months after the end of the Company's year end in which such termination occurred. All payments will be made so as to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). In connection with any payment under the plan, the Compensation Committee may require that the executive enter into non-competition/non-solicitation and confidentiality agreements as it deems appropriate. If an executive has entered into an agreement with the Company, which agreement covers the subject matter of the plan, such agreement will govern so that the executive will not be entitled to payments under both the agreement and the plan. The Amended and Restated Severance Plan is filed as an exhibit to the Company's Annual Report on Form 10-K for the year ending December 31, 2005.

Certain relationships and related transactions

In May 1998, the Company sold 22,000 shares of Common Stock to Mason N. Carter, Chairman, President and Chief Executive Officer of the Company, at a price of $11.60 per share, which approximated the average closing price of the Company's Common Stock during the first quarter of 1998. The Company lent Mr. Carter $255,000 in connection with the purchase of these shares and combined that loan with a prior loan to Mr. Carter in the amount of $105,000. The resulting total principal amount of $360,000 was payable May 4, 2003 and bore interest at a variable interest rate based on the prime rate. This loan was further amended on July 29, 2002. Accrued interest of $40,000 was added to principal, bringing the new principal amount of the loan to $400,000, the due date was extended to May 4, 2006, and interest (at the same rate as was previously applicable) was payable monthly. Mr. Carter has pledged 33,000 shares of Common Stock as security for this loan, which is a full-recourse loan.

On March 29, 2006, the Company entered into an agreement with Mr. Carter, its Chairman, President and Chief Executive Officer, to purchase, and on April 24, 2006 the Company purchased, 42,105 shares of the Company's common stock owned by Mr. Carter for a purchase price of $9.50 per share (the closing price of the common stock on March 29, 2006), resulting in a total purchase price for the shares of $399,998. As a condition to the Company's obligation to purchase the shares, concurrent with the Company's payment of the purchase price Mr. Carter repaid to the Company $400,000 in full satisfaction of Mr. Carter's promissory note in favor of the Company dated July 29, 2002.

On August 31, 2000, in connection with an amendment of Mr. Carter's employment agreement, the Company loaned Mr. Carter an additional $280,000. Interest on the loan varies and is based on the prime rate, payable in accordance with Mr. Carter's employment agreement. Each year the Company is required to forgive 20% of the amount due under this loan and the accrued interest thereon. During 2005, the Company forgave $56,000 of principal and $3,000 of accrued interest and paid a tax gross-up benefit of $4,300. During 2004, the Company forgave $56,000 of principal and $4,500 of accrued interest and paid a tax gross-up benefit of $6,100. During 2003, the Company forgave $56,000 of principal and $6,800 of accrued interest and paid $8,300 for a tax gross-up benefit. The forgiveness in 2005 resulted in satisfaction of the loan.

During fiscal years 2005, 2004 and 2003, respectively, the Company's General Counsel, Katten Muchin Rosenman LLP (formerly, KMZ Rosenman), was paid $243,000, $288,000, and $359,000 for providing legal services to the Company. Mr. E. Cohen (a director) is Counsel to the firm of Katten Muchin Rosenman LLP but does not share in any fees paid by the Company to the firm.

During fiscal years 2005, 2004, and 2003, the Company retained Career Consultants, Inc. and SK Associates to perform executive searches and to provide other services to the Company. The Company paid an aggregate of $5,000, $8,000, and $40,000 to these companies during 2005, 2004, and 2003, respectively. Dr. Goldberg (a director) is the Chairman and Chief Executive Officer of each of these companies.

During fiscal year 2003, Mr. A. Cohen (a director) was paid $12,000 for providing financial consulting services to the Company. This consulting fee was terminated as of April 30, 2003.

During each of fiscal years 2005, 2004, and 2003, Dr. Oliner (a director) was paid $36,000 for providing technology-related consulting services to the Company.

On February 28, 2002, the Company sold to DuPont 528,413 shares of Common Stock, representing approximately 16.6% of the Company's outstanding Common Stock after giving effect to the sale, for an aggregate purchase price of $5,284,000. The Company and DuPont have also agreed to work together to better understand the dynamics of the markets for high-frequency electronic components and modules. David B. Miller, Vice President and General Manager of DuPont, was appointed to the Company's Board of Directors.

During fiscal years 2005, 2004, and 2003, respectively, DuPont was paid $54,000, $84,000, and $109,000 for providing technological and marketing related personnel and services on a cost-sharing basis to the Company. Mr. Miller is an officer of DuPont, but does not share in any of these payments.

On December 13, 2004 Infineon Technologies AG (‘‘Infineon’’), at such time a beneficial owner of approximately 15% of the Company’s Common Stock, sold 475,000 shares of the Company’s Common Stock to four purchasers in a privately-negotiated transaction. Two purchasers in such transaction, K Holdings LLC and Hampshire Investments, Limited, each of which is affiliated with Ludwig G. Kuttner (a nominee for director), purchased shares representing an aggregate of approximately 9.6% of the Company’s Common Stock. Infineon also assigned to each purchaser certain registration rights to such shares under the existing registration rights agreements Infineon had with the Company. In connection with the transaction, the Company and Infineon terminated the Stock Purchase and Exclusivity Letter Agreement dated April 7, 2000, as amended, which provided that the Company would design, develop and produce exclusively for Infineon certain Multi-Mix® products that incorporate active RF power transistors for use in certain wireless base station applications, television transmitters and certain other applications that are intended for Bluetooth transceivers.

DuPont and the four purchasers above hold registration rights which currently give them the right to register an aggregate of 1,003,413 shares of Common Stock of the Company.

COMPENSATION OF DIRECTORS

Each director who is not an employee of the Company receives a monthly director’s fee of $1,500, plus an additional $500 for each meeting of the Board of Directors and of any Committees of the Board attended. In addition, the Chair of the Audit Committee receives an annual fee of $2,500 for his services in such capacity. The directors are also reimbursed for reasonable travel expenses incurred in attending Board and Committee meetings. In addition, pursuant to the 2001 Stock Option Plan, each non-employee director is annually granted an immediately exercisable option to purchase 2,500 shares of the Common Stock on the date of each annual meeting of stockholders. Each such grant is at the fair market value on the date of grant and will expire on the tenth anniversary of the date of the grant.

On April 26, 2006, the Board of Directors adopted the 2006 Non-Employee Directors’ Stock Plan, subject to stockholder approval. If the Plan is approved, each non-employee director would receive an annual grant of 1,500 restricted shares in 2006 or such other amount as the Board may decide from year to year in the future, which will vest in three equal annual installments. See Proposal 5 ‘‘2006 Non-Employee Directors’ Stock Plan’’ at page 28.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN STOCKHOLDERS

The following table sets forth, as of the Record Date, information concerning the Common Stock owned by (i) persons known to the Company who are beneficial owners of more than five percent of the Common Stock (ii) each director, director nominee and Named Executive Officer of the Company, and (iii) all directors, director nominees and executive officers of the Company as a group, that was either provided by the person to the Company or is publicly available from filings made with the SEC.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership† (direct except as noted)		Percent of Class
E.I. DuPont de Nemours and Company 1007 Market Street Wilmington, DE 19898	528,413	(1)	16.84%
Lior Bregman 10 Sinclair Terrace Short Hills, NJ 07078	313,600	(2)	9.99%
Ludwig G. Kuttner Hampshire Investments, Limited K Holdings, LLC 627 Plank Road Keene, VA 22946	300,000	(3)	9.56%
Adam Smith Investment Partners, L.P., its affiliates and associates	204,900	(4)	6.53%
Arthur A. Oliner 11 Dawes Road Lexington, MA 02173	206,568	(5)	6.52%
Mason N. Carter c/o Merrimac Industries, Inc. 41 Fairfield Place West Caldwell, NJ 07006	125,875	(6)	3.87%
Joel H. Goldberg c/o C.C.I. / SK Associates, Inc. 1767 Morris Avenue Union, NJ 07083	57,150	(7)	1.81%

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership† (direct except as noted)		Percent of Class
Edward H. Cohen c/o Katten Muchin Zavis Rosenman 575 Madison Avenue New York, NY 10022	25,500	(8)	*
Albert H. Cohen 5347 Hunt Club Way Sarasota, FL 34238	15,000	(9)	*
Harold J. Raveché c/o Stevens Institute of Technology Castle Point on Hudson Hoboken, NJ 07030	12,759	(10)	*
David B. Miller c/o DuPont Electronic Technologies 14 T.W. Alexander Drive Research Triangle Park, NC 27709	12,500	(11)	*
Fernando L. Fernandez 2159 El Amigo Road Del Mar, CA 92014	7,500	(12)	*
James J. Logothetis c/o Merrimac Industries, Inc. 41 Fairfield Place West Caldwell, NJ 07006	33,801	(13)	1.06%
Reynold K. Green c/o Merrimac Industries, Inc. 41 Fairfield Place West Caldwell, NJ 07006	24,459	(14)	*
Michael M. Ghadaksaz c/o Merrimac Industries, Inc. 41 Fairfield Place West Caldwell, NJ 07006	20,000	(15)	*
Robert V. Condon c/o Merrimac Industries, Inc. 41 Fairfield Place West Caldwell, NJ 07006	15,084	(16)	*
All directors, director nominees and executive officers as a group (18 persons)	910,930	(17)	26.34%

†	In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days.

*	The percentage of shares beneficially owned does not exceed 1% of the class.

(1)	Consists of shares owned by DuPont Chemical and Energy Operations, Inc. (‘‘DCEO’’).

(2)	Information as to the shares of Common Stock beneficially owned by Lior Bregman is as of February 17, 2006, as set forth in a Form 4 filed with the SEC on February 17, 2006.

(3)	250,000 shares of Common Stock are held directly by K Holdings, LLC and 50,000 are held directly by Hampshire Investments, Limited. Mr. Kuttner is the principal member of K Holdings, LLC and owns 80% of the outstanding interests in Hampshire Investments, Limited. Information as to

shares of Common Stock beneficially owned by Mr. Kuttner, K Holdings, LLC and Hampshire Investments, Limited is as of January 5, 2005, as set forth in a Schedule 13D filed with the SEC on January 6, 2005.

(4)	Adam Smith Investment Partners, L.P., its affiliates and associates include Adam Smith Investment Partners, L.P. (‘‘ASIP’’), Adam Smith Capital Management LLC (‘‘ASCM’’), Diamond Capital Management (‘‘DCM’’), Adam Smith Investments, Ltd. (‘‘ASI’’), Richard Grossman, Orin Hirschman and Richard and Ana Grossman JTWROS. The principal executive offices of ASIP, ASCM and DCM, and the business address of Richard Grossman, are located at 101 East 52nd Street, New York, New York 10022. The business address of Orin Hirschman is located at 6006 Berkeley Ave., Baltimore, MD 21209. The principal executive office of ASI is c/o Insinger Trust (BVI) Limited, Tropic Isle Building, P.O. Box 438, Road Town, Tortola, British Virgin Islands. Information as to the shares of Common Stock beneficially owned by ASIP, ASCM, DCM, ASI, Richard Grossman, Orin Hirschman and Richard and Ana Grossman is as of December 31, 2003, as set forth in a Schedule 13G/A filed with the SEC on February 17, 2004.

(5)	Includes 29,000 shares subject to stock options that are exercisable currently or within 60 days, and 9,528 shares owned by Dr. Oliner’s wife.

(6)	Includes 111,000 shares subject to stock options that are exercisable currently or within 60 days.

(7)	Includes 12,500 shares subject to stock options that are exercisable currently or within 60 days.

(8)	Includes 12,500 shares subject to stock options that are exercisable currently or within 60 days.

(9)	Includes 10,000 shares subject to stock options that are exercisable currently or within 60 days.

(10)	Includes 12,500 shares subject to stock options that are exercisable currently or within 60 days.

(11)	David B. Miller disclaims beneficial ownership of the shares owned by DCEO. Includes 12,500 shares subject to stock options that are exercisable currently or within 60 days.

(12)	Includes 7,500 shares subject to stock options that are exercisable currently or within 60 days.

(13)	Includes 33,500 shares subject to stock options that are exercisable currently or within 60 days.

(14)	Includes 11,750 shares subject to stock options that are exercisable currently or within 60 days.

(15)	Includes 20,000 shares subject to stock options that are exercisable currently or within 60 days.

(16)	Includes 2,750 shares subject to stock options that are exercisable currently or within 60 days.

(17)	Includes 320,100 shares subject to stock options and 936 shares subject to the Company’s stock purchase plan that are exercisable currently or within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company’s officers, directors and greater than ten percent stockholders complied with these Section 16(a) filing requirements with respect to the Common Stock during the fiscal year ended December 31, 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

During fiscal 2005, the Compensation Committee consisted of Mr. A. Cohen (chair), Mr. E. Cohen and Dr. Goldberg. None of the members of the Compensation Committee was, during such year, an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company. In addition, no executive officer of the Company served as a director or a member of the compensation committee of any other entity one of whose executive officers served as a director or on the Compensation Committee of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Mr. A. Cohen (chair), Mr. E. Cohen and Dr. Goldberg currently serve on the Compensation Committee. The responsibilities of the Compensation Committee include fixing the compensation, including salaries and bonuses, of the chief executive officer and all other senior executive officers of the Company and administering the Company’s equity-based employee incentive benefit plans.

Compensation Policy

The Compensation Committee believes that the Company’s executive officers constitute a highly qualified management team, and that the stability of the management team is important. In order to promote stability, the Company’s executive compensation is designed to provide salaries sufficient to attract, motivate and retain members of the management team and incentive compensation linked to corporate performance and long-term total return to stockholders. The Committee’s overall objectives are to attract and retain the best possible executive talent, to motivate executives to achieve the goals inherent in the Company's business strategy, to link executive and Stockholder interests and to reward individual contributions as well as overall business results.

The major elements of the Company’s executive compensation program are base salaries, incentive bonuses and long-term incentive compensation in the form of a long-term incentive plan, stock purchase programs and stock options. Executive officers are also entitled to customary benefits generally available to all co-workers of the Company, including group medical and life insurance and participation in the Company’s Savings and Investment Plan.

Base Salaries

Annual base salaries for executive officers are determined by evaluating the performance of the individuals and their contributions to the performance of the Company. Financial results, as well as non-financial measures such as the magnitude of responsibility of the position, individual experience, and the Compensation Committee’s knowledge of compensation practices for comparable positions at other companies are considered. The Compensation Committee also relies heavily upon the recommendations of Mr. Carter in setting the compensation of executive officers reporting to him.

Bonuses

The Compensation Committee has the authority to award annual bonuses to executive officers on a discretionary basis. Such bonuses are awarded to executive officers to provide incentives. Bonuses are intended to focus the executives’ attention on short-term or annual business results as well as progress toward long-term, strategic objectives. For fiscal year 2005, no bonuses were awarded to any executive officers.

Compensation of Chief Executive Officer

Mr. Carter is subject to an employment agreement pursuant to which he will serve as President and Chief Executive Officer of the Company for a minimum annual base salary of $332,000. Mr. Carter will also be eligible to participate in the Company’s stock purchase, stock option, and long term incentive plans, and to receive bonuses, in the sole discretion of the Compensation Committee of the Company’s Board of Directors. He will also be eligible for a $75,000 annual retirement benefit if certain financial performance targets are achieved. The Committee determined to enter into this new agreement with

Mr. Carter at this time (replacing his old agreement which expired on December 31, 2002 and which has been automatically annually renewed pursuant to its terms since then), in order to secure for the Company the long term benefits of his services during this critical phase in the Company’s growth and as it manages the complex engineering, marketing and expansion of its Multi-Mix® product lines. The Compensation Committee believes Mr. Carter’s industry knowledge and experience and his understanding of the Company’s complex technologies makes him singularly situated to implement the Company’s strategies, and it is in the Company’s best interests to ensure his continued service.

In determining Mr. Carter’s salary for 2005, the Committee considered the various factors described above for executive officers.

Long-Term Incentives

Under the Company’s option plans, stock options are granted to executives and key employees of the Company. Stock options are designed to focus the executives’ attention on stock values and to align the interests of executives with those of the stockholders. Stock options are customarily granted at prices equal to the fair market value at the date of grant and are not exercisable until the first anniversary of the date of grant. The options generally remain exercisable during employment until the tenth anniversary of the date of grant. This approach provides an incentive to executives to increase stockholder value over the long term since the full benefit of the options cannot be realized unless stock price appreciation occurs over a number of years.

In 2005, the Committee granted options to purchase 10,000 shares of Common Stock to Mr. Ghadaksaz and 8,250 shares to Mr. Green. No other executive officer received a grant of stock options from the Company in 2005.

In 2006, the Board adopted the 2006 Stock Option Plan, 2006 Key Employee Incentive Plan, and 2006 Non-Employee Directors’ Stock Plan. See Proposal 3 ‘‘2006 Stock Option Plan’’ at page 20, Proposal 4 ‘‘2006 Key Employee Incentive Plan’’ at page 25, and Proposal 5 ‘‘2006 Non-Employee Directors’ Stock Plan’’ at page 28. As explained below, the Board approved these plans with the recommendation of the Compensation Committee, each subject to stockholder approval, in order to (i) in the case of the 2006 Stock Option Plan, replace the 2001 Stock Option Plan, which only has 19,700 shares remaining available for grant, (ii) in the case of the 2006 Key Employee Incentive Plan, to replace the 2001 Key Employee Incentive Plan (which expired on April 20, 2006) to effect certain updating changes required by tax law, and to raise the targets to be achieved in order for management to obtain the benefits of the Plan, and (iii) in the case of the 2006 Non-Employee Directors’ Stock Plan, to provide additional compensation to the non-employee directors in line with the Company’s competitors and to align their interests with those of the stockholders.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code, limits the amount of compensation a publicly-held corporation may deduct as a business expense for Federal income tax purposes. The deductibility limit, which applies to a company's chief executive officer and the four other most highly compensated executive officers, is $1 million, subject to certain exceptions. The exceptions include the general exclusion of performance-based compensation from the calculation of an executive officer's compensation for purposes of determining whether his or her compensation exceeds the deductibility limit. Although the Company has not in the past paid its executive officers compensation which is not fully deductible, the Compensation Committee also recognizes that in certain instances it may be in the best interest of the Company to provide compensation that is not fully deductible.

Compensation Committee
Albert H. Cohen, Chair Edward H. Cohen Joel H. Goldberg

STOCK PERFORMANCE CHART

The following performance graph is a line graph comparing the yearly change in the cumulative total stockholder return on the Common Stock against the cumulative return of the AMEX Stock Market (U.S. Companies), and a line of business index comprised of the AMEX Technologies Index for the five fiscal years ended December 31, 2005.

	Cumulative Total Return
	12/30/00	12/29/01	12/28/02	1/3/04	1/1/05	12/31/05
MERRIMAC INDUSTRIES, INC.	100.00	57.32	24.05	34.43	45.77	45.57
AMEX MARKET VALUE (U.S.)	100.00	88.73	75.76	108.19	128.37	142.31
AMEX TECHNOLOGY	100.00	90.91	53.94	84.40	93.92	83.94

RATIFICATION OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 2)

The Audit Committee has selected Grant Thornton LLP as independent registered public accounting firm to audit and report upon the consolidated financial statements of the Company for fiscal year 2006. The Board of Directors recommends that the stockholders ratify the selection of Grant Thornton LLP.

A representative of Grant Thornton LLP is expected to be present at the Meeting to respond to appropriate questions, and to make a statement if he desires.

Audit Fees.    The aggregate fees billed or to be billed by the Company’s independent registered public accounting firm for each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $360,200 in 2005, which includes $234,400 for the 2005 audit, $59,500 for additional 2004 audit fees, an SEC review fee of $14,500, and $51,800 for 2005 quarterly reviews, and $254,000 in 2004, consisting of $28,000 billed by Ernst & Young LLP, the Company’s independent registered public accounting firm until June 16, 2004, and $226,000 billed by Grant Thornton LLP.

Audit-related Fees.    The aggregate fees billed or to be billed by the Company’s independent registered public accounting firm for each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements were $13,000 for 2004 billed by Ernst & Young LLP. The nature of the services performed for these fees was services provided in connection with the employee savings and investment plan audits and accounting consultations.

Tax Fees.    The aggregate fees billed by the Company’s independent registered public accounting firm in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $43,200 in 2005 by Grant Thornton LLP, and $61,000 in 2004, consisting of $15,000 billed by Grant Thornton LLP and $46,000 billed by Ernst & Young LLP. The nature of the services performed for these fees was tax return preparation and services provided in connection with net operating loss carryforward limitations.

All Other Fees.    The aggregate fees billed by the Company’s independent registered public accounting firm in each of the last two fiscal years for products and services other than those reported in the three prior categories were $11,500 billed by Ernst & Young LLP for 2005. The nature of the services performed for these fees was for consents in 2005 financial statements.

Prior Auditors

On June 16, 2004, the Audit Committee dismissed Ernst & Young LLP as the Company's independent registered public accounting firm.

The audit reports of Ernst & Young LLP on the Company's consolidated financial statements as of and for the fiscal years ending December 28, 2002 and January 3, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 28, 2002 and January 3, 2004, and for the interim period through June 16, 2004, the date the engagement of Ernst & Young LLP by the Company ended, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. During the fiscal years ended December 28, 2002 and January 3, 2004, and for the interim period through June 16, 2004, the date the engagement of Ernst & Young LLP by the Company ended, Ernst & Young LLP did not advise the Company of any reportable events under Item 304(a)(1)(iv)(B) of Regulation S-B promulgated under the Securities Exchange Act of 1934. The

Company provided Ernst & Young LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on June 17, 2004 is a copy of the letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 16, 2004, stating that it agreed with such statements.

On June 16, 2004, the Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP as the Company's new independent registered public accounting firm. During the fiscal years ended December 28, 2002 and January 3, 2004, and for the interim period through June 16, 2004, the date the engagement of Ernst & Young LLP by the Company ended, neither the Company nor anyone acting on the Company's behalf consulted Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided by Grant Thornton LLP to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a ‘‘disagreement’’ or ‘‘event,’’ as those terms are described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Policy on Pre-Approval of Services Provided by Independent Auditors

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent auditors. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has delegated such pre-approval authority to Edward H. Cohen, Chair of the Audit Committee. The Audit Committee pre-approved all audit and permitted non-audit services in 2004 as well as those that were provided in 2003 after the pre-approval requirements under the Sarbanes-Oxley Act became effective on May 6, 2003. The Company’s pre-approval policy can be found on the Company’s website at www.merrimacind.com.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE FOR RATIFICATION OF GRANT THORNTON LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

Ratification of Grant Thornton LLP as independent registered public accounting firm for 2006 requires the affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the ratification of the independent registered public accounting firm. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the proposal to ratify Grant Thornton LLP as the registered public accounting firm for 2006. Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of auditors for the fiscal year 2007, since it would be impractical to replace the Company’s auditors so late into the Company’s current fiscal year.

APPROVAL OF THE 2006 STOCK OPTION PLAN
(Proposal 3)

On April 26, 2006, the Board of Directors adopted, subject to stockholder approval, the 2006 Stock Option Plan. The 2006 Stock Option Plan is intended to replace the 2001 Stock Option Plan, which will be terminated if the 2006 Stock Option Plan is approved by stockholders. As of the date of this Proxy Statement, there are only 19,700 shares of Common Stock available for the grant of options under the 2001 Stock Option Plan. Any outstanding options granted under the 2001 Stock Option Plan will continue to be governed by their applicable plans.

The following summary of certain features of the 2006 Stock Option Plan is qualified in its entirety by reference to the full text of the 2006 Stock Option Plan, which is Exhibit A to this Proxy Statement.

The 2006 Stock Option Plan authorizes the grant of an aggregate of 500,000 shares of Common Stock to employees of and consultants to the Company and to directors of the Company. Under the 2006 Stock Option Plan, the Company may grant to eligible individuals incentive stock options, as defined in Section 422 of the Code, and/or non-qualified stock options.

Nature and Purposes of the 2006 Stock Option Plan

The purposes of the 2006 Stock Option Plan are to attract, retain and motivate employees, compensate consultants, and to enable employees, consultants and directors, including non-employee directors, to participate in the long-term growth of the Company by providing for or increasing the proprietary interests of such persons in the Company, thereby assisting the Company to achieve its long-range goals. Based on current employment as of the date of this Proxy Statement, the approximate number of persons eligible to participate in the 2006 Stock Option Plan is 240.

Duration and Modification

The 2006 Stock Option Plan may be terminated, amended, altered, or discontinued at any time by the Board, but no amendment may impair the rights of a participant without the participant’s consent, subject to the terms of the 2006 Stock Option Plan. In addition, the 2006 Stock Option Plan may not be amended without the approval of the Company’s stockholders to the extent such approval is required by law or listing requirement on which the Company’s equity securities are publicly traded. Options may not be granted under the 2006 Stock Option Plan after March 28, 2016, or earlier as the Compensation Committee may determine.

Administration

The 2006 Stock Option Plan is administered by the Compensation Committee. The Compensation Committee currently consists of Messrs. A. Cohen and E. Cohen and Dr. Goldberg.

The members of the Compensation Committee are appointed annually by the Board. The Compensation Committee, among other things, has the authority to adopt, alter and repeal the administrative rules, guidelines and practices governing the operation of the 2006 Stock Option Plan, to determine the participants, the time and terms and conditions under which the options may be granted in the 2006 Stock Option Plan, and to interpret the provisions of the 2006 Stock Option Plan.

Description of Options

Under the 2006 Stock Option Plan, the per share purchase price of incentive stock options may not be less than the fair market value of a share of Common Stock, which is the closing sale price of the Common Stock on the American Stock Exchange on the day prior to the day of grant, and the per share purchase price of non-qualified stock options will be determined by the Compensation Committee. The aggregate fair market value of the shares of Common Stock for which a participant may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000. No participant may, during any calendar year, be granted options to purchase more than 35,000 shares of the Common Stock.

Options granted under the 2006 Stock Option Plan generally become exercisable with respect to one-third of the underlying shares on the first anniversary of the date of grant, with respect to two-thirds of the underlying shares on the second anniversary of the date of grant, and with respect to 100% of the underlying shares on the third anniversary of the date of grant, unless otherwise determined by the Compensation Committee at the time of the grant of the option. The Compensation Committee may permit any option to be exercised in whole or in part prior to the time that it would otherwise be exercisable. Upon the exercise of an option, the option price may be paid in cash, by certified or bank check, in shares of Common Stock, or other lawful consideration as the Compensation Committee may determine. An option may not be exercisable more than 10 years from the date of grant.

In the event of the death of a participant, outstanding options granted to the participant may be exercised at any time prior to the expiration date of the option or within 12 months following the participant’s death, whichever is shorter. In the event of the disability or retirement of a participant, outstanding options granted to the participant may be exercised prior to the expiration date of the option, or within three months in the case of a disability that does not meet the definition of ‘‘permanent and total disability’’ under Section 22(e) of the Code, or within 12 months if the disability meets the definition of ‘‘permanent and total disability’’ under Section 22(e) of the Code, whichever time period is shorter. If a participant’s employment by, or service for, the Company is terminated by the Company (other than for cause), outstanding options that have vested generally will terminate 30 days after such participant’s termination date, or if earlier, the termination date of such option, and unvested options will terminate immediately upon participant’s termination. If a participant voluntarily leaves the employ or service of the Company (other than upon retirement) or is terminated for cause, outstanding options granted to the participant will be cancelled and terminated immediately.

Securities Subject to the 2006 Stock Option Plan

There are 500,000 authorized but unissued shares of Common Stock that have been reserved for issuance upon the exercise of options granted under the 2006 Stock Option Plan. If any option expires or is terminated before exercise or is forfeited for any reason, to the extent shares of Common Stock subject to such option are not delivered to the participant, such shares of Common Stock shall again be available for grant under the 2006 Stock Option Plan. Shares of Common Stock issued under the plan may consist in whole or in part of authorized but unissued shares of Common Stock or treasury shares.

The market value of the Common Stock, as of April 26, 2006 was $9.20 per share.

New Plan Benefits

Because participation in the 2006 Stock Option Plan and the amount and terms of awards under the 2006 Stock Option Plan are at the discretion of the Compensation Committee (subject to the terms of the 2006 Stock Option Plan), benefits are not currently determinable. Compensation paid and other benefits granted to Named Executive Officers of the Company for the 2005 fiscal year are set forth in the Summary Compensation Table. If the 2006 Stock Option Plan had been in effect in 2005, the persons and groups shown in the following table would have received the number of stock options shown below, which are the same number of stock options as were actually granted to the persons and groups in 2005 under the 2001 Stock Option Plan. If, however, the 2006 Stock Option Plan had been in effect in 2005, the Company may have made additional grants to certain executive officers; however, such amounts are not determinable.

Merrimac Industries, Inc. 2006 Stock Option Plan

Name and Position	Number of options
Mason N. Carter, Chairman of the Board, President and Chief Executive Officer	0
Robert V. Condon, Vice President, Finance, Chief Financial Officer, Treasurer and Secretary	0
Reynold K. Green, Vice President and Chief Operating Officer	8,250
Michael M. Ghadaksaz, Vice President, Market Development	10,000
James J. Logothetis, Vice President and Chief Technology Officer	0
Executive Group	18,250
Non-Executive Director Group	17,500
Non-Executive Officer Employee Group	6,850

Federal Income Tax Consequences of Issuance and Exercise of Options

The following discussion of the Federal income tax consequences of the granting and exercise of options under the 2006 Stock Option Plan, and the sale of Common Stock acquired as a result thereof, is based on an analysis of the Code, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a participant may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides.

Non-Qualified Stock Options

In general, no income will generally be recognized by a participant at the time a non-qualified stock option is granted. Ordinary income will be recognized by a participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the participant over the option price. In the case of an employee, this ordinary (compensation) income will also constitute wages subject to withholding, and the participant will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment.

Section 409A of the Code (‘‘Section 409A’’) makes substantial changes to the federal income tax treatment of nonqualified deferred compensation plans. Section 409A was enacted as part of the American Jobs Creation Act of 2004 and generally became effective for amounts deferred on or after January 1, 2005. The Company currently does not intend to make grants under the 2006 Stock Option Plan that constitute deferred compensation subject to Section 409A and that do not comply with the requirements of Section 409A to avoid liability thereunder. However, should such grants be made, participants may be required to recognize ordinary income prior to the time such option is exercised, possibly as early as the time such option is granted. In addition, the participant may be subject to an additional tax equal to 20% of the amount of such ordinary income and payment of interest on such ordinary income and interest on such income and additional tax. Although the Internal Revenue Service has issued some guidance regarding compliance with Section 409A, it is anticipated that the IRS will issue further guidance regarding the interpretation and application of Section 409A, particularly with respect to the determination of any taxes and interest payable thereunder.

The Company will generally be entitled to a deduction for Federal income tax purposes at such time and in an amount equal to the amount of ordinary income that the participant is required to be included in his or her income upon the exercise of a non-qualified stock option.

If a participant makes payment of the option price by delivering shares of Common Stock, the participant generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a participant of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a disposition subject to taxation as ordinary income (as described below) if the transferred shares are not held by the participant for the requisite holding period.

Capital gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of such non-qualified stock option and the amount included in income with respect to such option.

If a participant transfers a non-qualified stock option by gift, the participant will recognize ordinary income at the time that the transferee exercises the option. The Company will be required to report the ordinary income recognized by the participant, and to withhold income and employment taxes, and pay the Company's share of employment taxes, with respect to such ordinary income. The participant may also be subject to federal gift tax on the value of the transferred non-qualified stock option at the time that the transfer of the non-qualified stock option is considered completed for gift purposes. The Internal Revenue Service takes the position that the transfer is not complete until the non-qualified stock option is fully vested.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a participant or a deduction to the Company. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the participant’s income.

The sale of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to a participant and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, a participant must neither dispose of such shares within two years after such incentive stock option is granted nor within one year after the exercise of such incentive stock option. In addition, a participant generally must be an employee of the Company or a subsidiary of the Company at all times between the date of grant and the date three months before exercise of such incentive stock option. If an incentive stock option is exercised more than three months after the termination of a participant’s employment with the Company, the option will be treated as a non-qualified stock option.

If the holding period rules are not satisfied, any gain recognized on the disposition of the shares acquired upon the exercise of the incentive stock option will be treated as ordinary (compensation ) income to the extent such gain equals the lesser of (a) the fair market value of the shares on the date of exercise minus the option price or (b) the amount realized on the disposition minus the option price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company generally will be entitled to a deduction equal to the amount of such ordinary income.

If a participant makes payment of the option price by delivering shares of Common Stock, the participant generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a participant of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a disposition subject to taxation as ordinary income if the transferred shares are not held by the participant for the requisite holding period.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE FOR THE APPROVAL OF THE 2006 STOCK OPTION PLAN

Approval of the 2006 Stock Option Plan requires the affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the 2006 Stock Option Plan. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the proposal to adopt the 2006 Stock Option Plan.

APPROVAL OF THE 2006 KEY EMPLOYEE INCENTIVE PLAN
(Proposal 4)

On April 26, 2006, the Board of Directors adopted, subject to stockholder approval, the 2006 Key Employee Incentive Plan (‘‘2006 Incentive Plan’’). The 2006 Incentive Plan replaces the 2001 Key Employee Incentive Plan, which terminated on April 20, 2006. The purpose of the 2006 Incentive Plan is to give the Company a competitive advantage in retaining and motivating key officers and employees and to provide the Company and its subsidiaries with a stock plan providing incentives linked to increases in stockholder value.

The 2006 Incentive Plan is substantially similar to the 2001 Key Employee Incentive Plan. The changes primarily relate to updating for changes in applicable tax law and to raise the target market capitalization levels to be achieved by the Company in order for the 2006 Incentive Plan participants to receive the benefits of the 2006 Incentive Plan.

The following is a summary of certain provisions of the 2006 Incentive Plan, which summary is qualified in its entirety by reference to the full text of the 2006 Incentive Plan attached as Exhibit B to this Proxy Statement.

Administration and Eligibility

The 2006 Incentive Plan will be administered by the Compensation Committee. The Compensation Committee will determine the participants within 90 days of the date of adoption by the Board and will allocate to each participant the percentage share of the restricted shares (‘‘Restricted Shares’’) that will be granted to each participant (the ‘‘Award Percentage’’) if the Company achieves the performance goals provided in the 2006 Incentive Plan.

Plan Features

The number of Restricted Shares issued under the 2006 Incentive Plan will depend on whether the Company achieves two target market capitalizations during the five-year period beginning on March 29, 2006 (the ‘‘Effective Date’’). If the Company attains or achieves an average market capitalization equal to or greater than $58,000,000 during any six-month period during the five-year period beginning on the Effective Date (the ‘‘$58,000,000 Market Capitalization’’), then each participant who shall still be in the employ of the Company on the last day of such six-month period will be issued the number of Restricted Shares determined by multiplying (a) his or her Award Percentage, (b) 5% and (c) the average market capitalization during such six-month period.

If the Company attains or achieves an average market capitalization equal to or greater than $93,000,000 over the course of any six-month period during the five-year period beginning on the Effective Date (the ‘‘$93,000,000 Market Capitalization’’), then each participant who shall still be in the employ of the Company on the last day of such six-month period will be awarded the number of Restricted Shares determined by multiplying (a) his or her Award Percentage, (b) 5% and (c) the average market capitalization during such six-month period and dividing the product by the average fair market value of the Common Stock during such six-month period. Such six-month periods may be, in whole or in part, coterminous with, the six-month period in which the $58,000,000 Market Capitalization is achieved. In no event can Restricted Shares be issued upon attainment of either the $58,000,000 Market Capitalization or the $93,000,000 Market Capitalization more than once during the five-year term of the 2006 Incentive Plan.

For purposes of the 2006 Incentive Plan, market capitalization is defined as the number of outstanding shares of Common Stock (excluding any shares of Common Stock issued subsequent to the Effective Date, other than shares of Common Stock issued upon the exercise of stock options granted to employees, directors or consultants or through the purchase of shares of Common Stock under any stock purchase plan) on a fully diluted basis, multiplied by the fair market value per share of the Common Stock.

In the event of a change in control prior to the achievement of the $58,000,000 Market Capitalization, the $58,000,000 Market Capitalization will be deemed to be achieved if the number of outstanding shares of Common Stock (calculated on a fully diluted basis) on the date of the change in control multiplied by the fair market value determined as of the date of the change of control is equal to or greater than $58,000,000. Similarly, the $93,000,000 Market Capitalization will be deemed to be achieved if such number of shares on the date of the change of control multiplied by the fair market value as of the date of the change of control is equal to or greater than $93,000,000.

The maximum value of an award of Restricted Shares which may be issued to any participant upon achievement (or deemed achievement) of the $58,000,000 Market Capitalization is $1,500,000 (based on the fair market value on the date of issuance of such shares). The maximum value of an award of Restricted Shares which may be issued to any participant upon achievement (or deemed achievement) of the $93,000,000 Market Capitalization is $3,500,000 (based on the fair market value of the Common Stock on the date of issuance of the Restricted Shares). In the event a change in control shall occur which results in a change of control market capitalization equal to or greater than $93,000,000 prior to achievement of the $58,000,000 Market Capitalization, the maximum award would be $5,000,000.

The Restricted Shares will vest ratably in annual installments over a three-year period commencing on the date of issuance. Unvested Restricted Shares shall accelerate and become vested upon the death, disability or retirement of a participant and upon the participant's termination without cause. Upon a participant's termination of employment for any reason other than death, disability, retirement or involuntary termination of employment without cause (i.e., the participant's employment is terminated by the Company for cause, or the participant resigns voluntarily), all unvested Restricted Shares are forfeited by the participant. In addition, the participant's Restricted Shares will vest upon the termination by the participant of the participant's employment with the Company due to a material diminution of the participant's duties and responsibilities or a substantial reduction in the participant's compensation and benefits, or as otherwise provided in the participant's written employment agreement, if the participant's written employment agreement with the Company in effect at the time of such termination provides for such vesting. During the vesting period and for two years thereafter the Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered, except that a participant will be permitted to sell such number of shares as may be required to satisfy his federal, state and local tax liability incurred as a result of the vesting of the Restricted Shares or, under certain circumstances, as a result of the issuance of the Restricted Shares.

The market value of the Common Stock, as of April 26, 2006 was $9.20 per share.

Change in Capitalization

The 2006 Incentive Plan provides that, in the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, spin-off or other distribution of stock or property of the Company (including any extraordinary cash dividends), or any reorganization or partial or complete liquidation of the Company, the Committee may make such substitution or adjustments in the aggregate number and kind of shares available for issuance under the 2006 Incentive Plan, to the extent necessary to account for any such change in corporate capitalization or such other equitable substitution or adjustments as may be determined to be appropriate by the Compensation Committee.

Term and Amendment

The 2006 Incentive Plan will terminate at the end of ten years after its Effective Date; provided that the Restricted Shares outstanding as of such date will not be affected or impaired by the termination of the 2006 Incentive Plan. The Board may amend, alter, or terminate the 2006 Incentive Plan, but no amendment may impair the rights of a participant without the participant’s consent. In addition, the 2006 Incentive Plan may not be amended without the approval of the Company’s stockholders to the extent such approval is required by law or listing requirement on which the Company’s equity securities are publicly traded.

New Plan Benefits

The benefits which a participant will receive in the event that the 2006 Incentive Plan is approved by the stockholders or which would have been received if the Plan had been in effect during fiscal year 2005 cannot be determined because receipt of Restricted Shares is dependent upon the extent to which proposed goals are achieved and future stock prices and the Restricted Shares are subject to a vesting period. The following table sets forth the Award Percentage granted under the 2006 Incentive Plan (subject to stockholder approval of the 2006 Incentive Plan) for each of the Named Executive Officers and all executive officers as a group, all non-executive directors as a group and all non-executive employees as a group.

Merrimac Industries, Inc. 2006 Key Employee Incentive Plan

Name and Position	Award Percentage
Mason N. Carter, Chairman of the Board, President and Chief Executive Officer	29.5%
Reynold K. Green, Vice President and Chief Operating Officer	13.6%
Robert V. Condon, Vice President, Finance, Chief Financial Officer, Treasurer and Secretary	11.4%
Michael M. Ghadaksaz, Vice President, Market Development	11.4%
James J. Logothetis, Vice President and Chief Technology Officer	9.1%
Executive Group	100%
Non-Executive Director Group	0%
Non-Executive Officer Employee Group	0%

Federal Income Tax Consequences

The following discussion of the Federal income tax consequences of the issuance, vesting, sale and forfeiture of Restricted Shares is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a participant may also be subject to state and local tax consequences in the jurisdiction in which he works and/or resides.

No income will be recognized by a participant at the time Restricted Shares are issued to him. Ordinary income will be recognized by a participant at the time such Restricted Shares vest. The amount of such ordinary income will be equal to the fair market value of the Common Stock on the vesting date. This ordinary (compensation) income will also constitute wages subject to withholding and the participant will be required to make whatever arrangements are necessary to ensure that the amount of tax required to be withheld is available for payment. Any subsequent gain or loss will be a capital gain or loss with the participant's holding period being measured from the vesting date and with the participant's basis being equal to the fair market value of the shares on such date.

Notwithstanding the foregoing, a participant may, within 30 days after Restricted Shares are issued to him under the 2006 Incentive Plan, elect (a ‘‘Section 83(b) Election’’) under Section 83(b) of the Code to include in income as of the date of their issuance the fair market value of such Restricted Shares, notwithstanding that such shares are subject to a ‘‘substantial risk of forfeiture’’ within the contemplation of Section 83 of the Code. Such income will be ordinary (compensation) income which will also constitute wages subject to withholding and the participant will be required to make whatever arrangements are necessary to ensure that the amount required to be withheld is available for payment. If subsequently such Restricted Shares are forfeited to the Company, such event will not be a taxable event to the participant. Upon the eventual sale of the Restricted Shares, any gain or loss will be a capital gain or loss with the Participant's holding period being determined by reference to the date of issuance and his basis being the fair market value thereof on the date of issuance. If a participant makes a Section 83(b) Election, and subsequently retransfers the Restricted Shares to the Company, he will not be entitled to a deduction with respect thereto and will not have a capital loss as a result thereof.

The Company generally will be entitled to a deduction for Federal income tax purposes in an amount equal to the amount included in income by the participant.

To the extent permitted by the Committee, the participant may satisfy his withholding obligations by delivering to the Company shares of the Common Stock having a fair market value equal to the amount required to be withheld. Such delivery will be deemed to be a sale for Federal income tax purposes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2006 KEY EMPLOYEE INCENTIVE PLAN

Approval of the 2006 Key Employee Incentive Plan requires the affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the 2006 Key Employee Incentive Plan. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the proposal to adopt the 2006 Key Employee Incentive Plan.

APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTORS’ STOCK PLAN
(Proposal 5)

On April 26, 2006, the Board of Directors adopted, subject to stockholder approval, the 2006 Non-Employee Directors’ Stock Plan. The following summary of certain features of the 2006 Non-Employee Directors’ Stock Plan is qualified in its entirety by reference to the full text of the 2006 Non-Employee Directors’ Stock Plan, which is Exhibit C to this Proxy Statement.

The 2006 Non-Employee Directors’ Stock Plan is a new plan that authorizes the grant of an aggregate of 100,000 shares of Common Stock to the non-employee directors of the Company. Under the 2006 Non-Employee Directors’ Stock Plan, the Company will grant to non-employee directors a grant of Common Stock (‘‘Award’’). If the plan is approved by the stockholders, each non-employee director will receive an Award of 1,500 shares in 2006 or such other amount as the Board of Directors may decide from year to year in the future following the Company’s annual meeting of stockholders.

Nature and Purpose of the 2006 Non-Employee Directors’ Stock Plan

The purpose of the 2006 Non-Employee Directors’ Stock Plan is to attract, retain and motivate the most capable non-employee directors, to align the interests of the Company’s non-employee directors and stockholders, and to generally increase the effectiveness of the Company’s non-employee director compensation structure, thereby assisting the Company to achieve its long-range goals. The Company’s directors have not modified director fees received by non-employee directors for the past nine years. In an effort to continue to compensate the non-employee directors in line with the Company’s competitors, and align their interests with those of the stockholders, this new plan has been adopted.

Duration and Modification

The 2006 Non-Employee Directors’ Stock Plan may be terminated, amended, altered, or discontinued at any time by the Board, but no amendment may impair the rights of a participant without the participant’s consent, subject to the terms of the 2006 Non-Employee Directors’ Stock Plan. In addition, the 2006 Non-Employee Directors’ Stock Plan may not be amended without the approval of the Company’s stockholders to the extent such approval is required by law or listing requirement on which the Company’s equity securities are publicly traded. Awards may not be granted under the 2006 Non-Employee Directors’ Stock Plan after December 31, 2015, or earlier as the Board may determine.

Administration and Eligibility

The 2006 Non-Employee Directors’ Stock Plan is administered by the Board of Directors. Among other things, the Board will have the authority, subject to the terms of the 2006 Non-Employee Directors’ Stock Plan, to grant Awards, to determine the number of Awards granted to any participant, and to determine the terms and conditions of any Award. Except as otherwise determined by the Board, each individual who is a non-employee director of the Company will be eligible to participate in the 2006 Non-Employee Directors’ Stock Plan. The number of persons eligible to participate in the 2006 Non-Employee Directors’ Stock Plan is eight.

Plan Features

Awards granted under the 2006 Non-Employee Directors’ Stock Plan generally become unrestricted with respect to one-third of the underlying shares on the first anniversary of the date of grant, with respect to an additional one-third of the underlying shares on the second anniversary of the date of grant, and with respect to 100% of the underlying shares on the third anniversary of the date of grant, unless otherwise determined by the Board in the applicable agreement of the Award at the time of the grant of the Award. The Board may accelerate the exercisability of all or any portion of any Award prior to the time that it would otherwise be exercisable, subject to the provisions of the 2006 Non-Employee Directors’ Stock Plan.

In the event of the death, disability or retirement of a participant, or if the participant’s service as a non-employee director of the Company is terminated by the Company without cause, all unvested Awards will become fully vested on the date the participant’s service shall terminate. If a participant’s service as a non-employee director to the Company is terminated by the Company for cause, the non-employee director forfeits all Awards, whether or not then vested. If a participant resigns his position as a non-employee director of the Company of his own accord, the participant will retain all vested Awards and must forfeit as of the date of such resignation all unvested Awards. If a participant does not stand for re-election as a non-employee director at an annual meeting at the request of the Company, other than a request made for cause, the vesting of unvested Awards held by the participant shall be accelerated and such Awards will vest on the date of the annual meeting at which the participant does not stand for re-election.

Securities Subject to the 2006 Non-Employee Directors’ Stock Plan

There are 100,000 shares of Common Stock that have been reserved for issuance upon the grant of Awards under the 2006 Non-Employee Directors’ Stock Plan. If any Award in respect of shares of Common Stock is terminated before exercise or is forfeited for any reason, to the extent shares of Common Stock subject to such Award are not delivered to the participant, such shares of Common Stock shall again be available for grant under the 2006 Non-Employee Directors’ Stock Plan. Shares of Common Stock issued under the 2006 Non-Employee Directors’ Stock Plan may consist in whole or in part of authorized but unissued shares of Common Stock or treasury shares.

The market value of the Common Stock, as of April 26, 2006 was $9.20 per share.

Change in Capitalization

The 2006 Non-Employee Directors’ Stock Plan provides that, in the event of any change in corporate capitalization, such as a stock dividend, extraordinary cash dividend or a corporate transaction, such as any merger, consolidation, spin-off, or other similar transaction that affects the Common Stock of the Company such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted under the 2006 Non-Employee Directors’ Stock Plan to the participants, the Board may make such adjustment in the aggregate number and kind of shares available for issuance under the 2006 Non-Employee Directors’ Stock Plan, or the Board may make provision for a cash payment with respect to any outstanding Awards held by a participant, subject to the terms of the 2006 Non-Employee Directors’ Stock Plan.

New Plan Benefits

If the 2006 Non-Employee Directors’ Stock Plan had been in effect in 2005, the persons shown in the following table would have received the number of stock Awards shown below. No other stock Awards would have been granted under the 2006 Non-Employee Directors’ Stock Plan in 2005 had the 2006 Non-Employee Directors’ Stock Plan been in effect in 2005.

Merrimac Industries, Inc. 2006 Non-Employee Directors’ Stock Plan

Name of Non-Employee Directors	Number of Shares
Albert H. Cohen	1,500
Edward H. Cohen	1,500
Fernando L. Fernandez	1,500
Joel H. Goldberg	1,500
Ludwig G. Kuttner	1,500	(1)
David B. Miller	1,500
Arthur A. Oliner	1,500
Harold J. Raveché	1,500
Non-Executive Director Group	12,000

(1)	Mr. Kuttner is standing for election as a new Class I director. If he had been serving as a director in 2005, he would have received 1,500 shares if the 2006 Non-Employee Directors' Stock Plan had been in effect in 2005.

Federal Income Tax Consequences

The following discussion of the Federal income tax consequences of the issuance, vesting, sale and forfeiture of Award Stock is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a participant may also be subject to state and local tax consequences in the jurisdiction in which he works and/or resides.

No income will be recognized by a participant at the time Award Stock is issued to him. Ordinary income will be recognized by a participant at the time such Award Stock vests. The amount of such ordinary income will be equal to the fair market value of the Common Stock on the vesting date. Any subsequent gain or loss will be a capital gain or loss with the participant's holding period being measured from the vesting date and with the participant's basis being equal to the fair market value of the shares on such date.

Notwithstanding the foregoing, a participant may, within 30 days after Award Stock is issued to him under the 2006 Non-Employee Directors’ Stock Plan, elect (a ‘‘Section 83(b) Election’’) under Section 83(b) of the Code to include in income as of the date of their issuance the fair market value of such Award Stock, notwithstanding that such Award Stock is subject to a ‘‘substantial risk of forfeiture’’ within the contemplation of Section 83 of the Code. Such income will be ordinary (compensation) income. If subsequently such Award Stock is forfeited to the Company, such event will not be a taxable event to the participant. Upon the eventual sale of the Award Stock, any gain or loss will be a capital gain or loss with the participant's holding period being determined by reference to the date of issuance and his basis being the fair market value thereof on the date of issuance. If a participant makes a Section 83(b) Election, and subsequently retransfers the Award Stock to the Company, he will not be entitled to a deduction with respect thereto and will not have a capital loss as a result thereof.

The Company generally will be entitled to a deduction for Federal income tax purposes in an amount equal to the amount included in income by the participant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTORS’ STOCK PLAN

Approval of the 2006 Non-Employee Directors’ Stock Plan requires the affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the 2006 Non-Employee Directors’ Stock Plan. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the proposal to adopt the 2006 Non-Employee Directors’ Stock Plan.

Equity Compensation Plan Information

The following table gives information as of December 31, 2005, about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under the Company’s existing equity compensation plans:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	397,869	$9.81	19,300
Equity compensation plans not approved by security holders	33,000 (1)	$10.00	0
Total	430,869	$9.83	19,300

(1)	Pursuant to the Company’s 1996 Stock Option Plan for Non-Employee Directors, the Chairman of the board of directors was granted 22,000 options and each of the two then non-employee directors was granted 16,500 options. Each option had an exercise price of $10.00 and was exercisable for ten years from the date of grant. 33,000 of such options remain outstanding. All of the outstanding options under such plan expire September 1, 2006.

STOCKHOLDER PROPOSALS

In order to be included in the proxy statement and proxy card relating to the 2007 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company at the address below no later than December 30, 2006. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting, unless notice of the matter is received by the Secretary of the Company at the address set forth below not later than March 16, 2007. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2007 annual meeting of stockholders.

ANNUAL REPORT

All stockholders as of the record date are concurrently being sent a copy of the Company’s Annual Report for the fiscal year ended December 31, 2005.

In addition, upon the written request of any stockholder, the Company will furnish that person, without charge, with a copy of the Form 10-K as filed with the SEC on March 31, 2006. Any such request should be made in writing to:

Secretary
Merrimac Industries, Inc.
P.O. Box 986
West Caldwell, NJ 07007-0986

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described above that will be presented at the Meeting for action by the stockholders. If any other business should properly come before the Meeting, it is intended that the persons designated as attorneys and proxies in the enclosed form of proxy will vote all such proxies as they in their discretion determine.

By Order of the Board of Directors
/s/ Robert V. Condon ROBERT V. CONDON Secretary

May 1, 2006

Appendix 1

MERRIMAC INDUSTRIES, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

The Audit Committee is a committee of the Board of Directors. It shall provide assistance to the Board in fulfilling the Board’s oversight functions relating to the quality and integrity of the Company’s financial reports, monitor the Company’s financial reporting process and internal control system, and perform such other activities consistent with this Charter and the Company’s By-laws as the Committee or the Board deems appropriate. It shall have such functions as are provided by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws.

II. COMPOSITION

The Audit Committee shall be composed of three or more directors, none of whom shall be an employee of the Company and each of whom shall meet the independence requirements of the American Stock Exchange and the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’). All members of the Committee shall be financially literate, and at least one member shall have accounting or related financial management expertise.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting or until their respective successors shall be duly elected and qualified.

III. MEETINGS

The Audit Committee shall meet at least three times annually, once to review the audit plan of the outside auditors, once to review the Company’s annual audited financial statements prior to their issuance, and once to review the post-audit findings of the outside auditors. A quorum for these meetings shall be a majority of the members.

The Audit Committee shall also meet at least three times annually to confer with the outside auditors and management to review the Company’s interim financial statements and reports prior to the public announcement of financial results and the filing of the reports with the Securities and Exchange Commission. A quorum for these meetings shall be one of the members.

The Audit Committee may also hold any special meetings as may be called by the Chairman of the Audit Committee, a majority of the members of the Committee or at the request of the outside auditors or management. Members of senior management, the outside auditors or others may attend meetings of the Audit Committee at the invitation of the Audit Committee and shall provide pertinent information as necessary. The Audit Committee shall meet with the outside auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Audit Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Audit Committee may meet via telephone conference calls. The Committee shall report regularly to the Board as to its activities.

IV. RELATIONSHIP WITH OUTSIDE AUDITORS

The outside auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s stockholders, but shall report directly to the Audit Committee. The Audit

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Committee shall be directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. All auditing services and non-audit services provided to the Company by the outside auditors shall be preapproved by the Audit Committee in accordance with such rules or limitations the Audit Committee adopts. The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the decisions of any member to whom authority is so delegated to preapprove an activity shall be presented to the full Audit Committee at its next scheduled meeting.

V. FUNCTIONS

The Audit Committee’s primary functions are to:

Documents/Reports Review

1.	Review and assess the adequacy of this Charter at least annually.

2.	Discuss all public announcements of financial results and quarterly and annual financial statements and reports prior to any filing with the Securities and Exchange Commission or any release to the public or investors.

3.	Recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

Outside Auditors

4.	Approve the appointment and compensation of the outside auditors prior to any engagement.

5.	Review all relationships the outside auditors have with the Company to determine their independence and obtain and review a report from the outside auditors concerning the auditors’ internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. The outside auditors shall annually provide to the Audit Committee a written statement delineating all such relationships.

6.	Review the annual audit plan of the outside auditors and evaluate their performance.

7.	Review the experience and qualifications of the senior members of the outside auditors team.

8.	Obtain and review a report from the outside auditors at least annually as to (a) all critical accounting policies to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditors, and (c) other material written communications between the outside auditors and management of the Company, including management letters and schedules of unadjusted differences.

9.	Require the rotation of the lead audit partner on a regular basis in accordance with the requirements of the Exchange Act.

10.	Review the Company’s hiring of employees or former employees of the outside auditors who participated in any capacity in the audits of the Company.

Financial Reporting Processes

11.	Consult with the outside auditors concerning the completeness and accuracy of the Company’s financial statements.

12.	Consult with the outside auditors concerning the quality of the Company’s accounting principles as applied in its financial statements and reporting.

13.	Review any significant judgments made in management’s preparation of the financial statements and the view of the outside auditors as to the appropriateness of such judgments.

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14.	Review any significant difficulties encountered during the course of the audit or review, including any restrictions on the scope of the outside auditors’ work or access to reviewed information.

15.	Review any disagreements between management and the outside auditors in connection with any public announcements of financial results and quarterly and annual financial statements and reports.

16.	Review changes to the Company’s accounting principles as recommended by the outside auditors or management.

17.	Review with the outside auditors the adequacy of the Company’s system of internal controls and disclosure controls and procedures, including computerized information system controls and security, and any related significant findings and recommendations of the outside auditors, together with management’s responses thereto.

18.	Review periodically with the Company’s general counsel, legal and regulatory matters that could have a significant effect on the Company’s financial statements.

19.	Discuss with management and the outside auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

Other

20.	Review periodically the Company’s compliance with its Conflict of Interest policy.

21.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.	Perform an annual evaluation of the Audit Committee.

23.	Investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

The Audit Committee shall have such other functions as are provided by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws.

The Audit Committee shall have the authority to engage outside legal, accounting or other advisors as it determines necessary to carry out its functions.

Limitation of Audit Committee’s Role

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors.

While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The responsibility to plan and conduct audits is that of the outside auditors. The Company’s management has the responsibility to determine that the Company’s disclosures and financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s code of ethical conduct. The primary responsibility for these matters rests with the Company’s management.

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Exhibit A

MERRIMAC INDUSTRIES, INC.

2006 STOCK OPTION PLAN

I. Purpose.

The purpose of the Plan is to enable the Company to attract, retain and motivate its employees, compensate consultants, and to enable employees, consultants and directors (including Non-Employee Directors) to participate in the long-term growth of the Company by providing for or increasing the proprietary interests of such persons in the Company, thereby assisting the Company to achieve its long-range goals.

II. Definitions.

As used in the Plan:

‘‘Act’’ means the Securities Exchange Act of 1934, as amended from time to time.

‘‘Code’’ means the Internal Revenue Code of 1986, as amended from time to time.

‘‘Board’’ means the Board of Directors of the Company.

‘‘Cause’’ means (i) willful failure by the Participant to perform his or her normal and customary duties for an extended period of time for any reason, other than death or disability, (ii) gross negligence or willful misconduct by the Participant, including but not limited to fraud, embezzlement or intentional misrepresentation, (iii) the Participant’s commission of, or indictment or conviction for, a felony, (iv) the Participant’s misappropriation of a material opportunity of the Company, (v) the Participant’s willfully engaging in competitive activities against the Company or purposely aiding a competitor of the Company, or (vi) the Participant’s violation of any fiduciary duty owed to the Company or any subsidiary or any material provision of any agreement the Participant has with the Company or any subsidiary and, in each case, the Participant has failed to cure the violation (if curable as determined by the Company) within ten days after receipt of written notice from the Company of such violation or, if reasonable under the circumstances, such additional period of time during which the Participant is using his best efforts to so cure, not to exceed 30 days in the aggregate.

‘‘Change in Control’’ means and shall be deemed to have occurred if: (i) the Company is merged or consolidated with, or, in any transaction or series of transactions, all or substantially all of the business or assets of the Company shall be sold or otherwise acquired by, another corporation or entity and, as a result thereof, the stockholders of the Company immediately prior thereto shall not have at least 50% or more of the combined voting power of the surviving, resulting or transferee corporation or entity, (ii) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not an affiliate of the Company or a 5% or more holder, in each case as of January 1, 2006, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) of stock of the Company entitled to cast more than 25% of the votes at the time entitled to be cast generally for the election of directors, or (iii) more than 50% of the members of the Board shall not be Continuing Directors.

‘‘Change in Control Price’’ means, with respect to a share of Common Stock, the Fair Market Value determined as of the date of a Change in Control.

‘‘Closing Price’’ means the closing price of a share of Common Stock as reported on the American Stock Exchange (or, if the Common Stock is listed on a different national securities exchange or in the over-the-counter market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national security exchange or as reported by NASDAQ, as the case may be, on which the Common Stock is listed or admitted to trading) on such date or, if there are no reported sales on such date, on the last day prior to such date on which there are such reported sales.

‘‘Committee’’ means the Compensation Committee of the Board.

‘‘Company’’ means Merrimac Industries, Inc. or any successor corporation.

‘‘Common Stock’’ or ‘‘Stock’’ means the Common Stock, $0.01 par value, of the Company.

‘‘Continuing Directors’’ shall mean the directors of the Company (i) who were members of the Board on January 1, 2006, or (ii) who subsequently became directors of the Company and who were elected or designated to be candidates for election as nominees of the Board, or whose election or nomination for election by the Company's stockholders was otherwise approved, by a vote of a majority of the Continuing Directors then on the Board.

‘‘Disability’’ means if, as result of physical or mental illness or injury, a Participant is unable to perform the essential duties of his or her position for a period of 90 consecutive days or for a period of 120 non-consecutive days in any 12-month period, or poses a direct threat to the safety and health of the Participant or others, and there is no reasonable accommodation that can be provided by the Company that would allow the Participant to perform the essential functions of the Participant's position as determined by applicable law.

‘‘ERISA’’ means the Employee Retirement Income Security Act of 1974, as amended from time to time.

‘‘Fair Market Value’’ means (a) with respect to Common Stock that is not readily tradeable on an established securities market, the fair market value as determined by the Committee in good faith or in the manner established by the Committee from time to time, in accordance with Section 409A of the Code and regulations thereunder; or (b) with respect to Common Stock that is readily tradeable on the securities market, the Closing Price on the day prior to the day as of which the Fair Market Value is being determined.

‘‘Incentive Stock Option’’ means an option to purchase shares of Common Stock awarded to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code or any successor provision.

‘‘Non-Employee Director’’ means a director of the Company or any Related Corporation who qualifies as a non-employee director within the meaning of Rule 16b-3(c) under the Act, or any successor provision thereto.

‘‘Non-Qualified Stock Option’’ means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

‘‘Option’’ means an Incentive Stock Option or a Non-Qualified Stock Option.

‘‘Participant’’ means a person granted an Option under the Plan.

‘‘Plan’’ means the Merrimac Industries, Inc. 2006 Stock Option Plan.

‘‘Related Corporation’’ means any present or future parent corporation (as defined in Section 424(e) of the Code) or subsidiary corporation (as defined in Section 424(f) of the Code) of the Company, or any successor to such corporation.

‘‘Retirement’’ means termination of employment by a Participant at or after age 65.

III. Administration.

A. The Plan shall be administered by the Committee. Among other things, the Committee shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted and to determine the terms and conditions of any Option granted hereunder.

B. Subject to the provisions of the Plan, the Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Committee’s decision and interpretations shall be final and binding. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members; provided, however, that no member of the Committee shall vote on matters relating directly to his or her own Plan benefit or participation.

C. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

IV. Eligibility.

All employees of and consultants to the Company and/or its Related Corporations, including officers and any director who is an employee of the Company or a Related Corporation, and all Non-Employee Directors, including members of the Committee, shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine at the time of grant, in its sole discretion, the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall only be granted to employees while actually employed by the Company or a Related Corporation.

V. Shares of Stock Available for Options.

A. Subject to adjustment as provided in Section 5(b), Options may be granted under the Plan for up to 500,000 shares of Common Stock. If any Option in respect of shares of Common Stock expires or is terminated before exercise or is forfeited for any reason, to the extent shares of Common Stock subject to such Option are not delivered to the Participant, such shares of Common Stock shall again be available for grant under the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares of Common Stock or treasury shares.

B. In the event the Committee determines, in its sole discretion, that any stock dividend, extraordinary cash dividend (to the extent permitted by Treasury Regulations Section 1.162-27(e) or any successor regulations), creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted under the Plan to Participants, the Committee may adjust equitably any or all of (i) the number of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, and if considered appropriate, the Committee may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that the number of shares subject to any Option shall always be a whole number. Notwithstanding the foregoing, no adjustment or provision for cash payment shall be made pursuant to this Section 5(b) to the extent such adjustment or provision for cash payment would result in liability under Section 409A of the Code.

VI. Options.

A. Subject to the provisions of the Plan, the Committee may grant Incentive Stock Options and Non-Qualified Stock Options and determine the number of shares of Common Stock to be covered by each Option, the Option price therefor, the term of the Option, and the other conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under the Plan be so exercised, so as to disqualify, without the consent of the Participant, any Incentive Stock Option granted under the Plan to such Participant.

B. The Option price per share of Common Stock purchasable under an Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant with respect to Incentive Stock Options, and shall be the price determined by the Committee, which may be less than, equal to or greater than the Fair Market Value of the Common Stock on the date immediately preceding the date of grant but in no event less than the par value of the Common Stock, with respect to Non-Qualified Stock Options; provided, however, that, if the Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company or any Related Corporation and an Incentive Stock Option is granted to such Participant, the Option price per share of Common Stock purchasable under the Option shall be not less than 110% of Fair Market Value of the Common Stock on the date of grant.

C. No Option shall be exercisable more than ten years after the date the Option is granted; provided, however, that, if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation and an Incentive Stock Option is granted to such Participant, such Option shall not be exercisable more than five years after the date the Option is granted.

D. Except as permitted under Section 8(d), no shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option price therefor is received by the Company. Such payment shall be made in accordance with Section 8(d).

E. Unless otherwise determined by the Committee at the time of grant or as otherwise provided herein, in the event a Participant’s employment or other service with the Company and all Related Corporations terminates by reason of Retirement or Disability, any Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such Option, or within three months in the case of a Disability that does not meet the definition of ‘‘permanent and total disability’’ under Section 22(e) of the Code and 12 months in case of a Disability that meets the definition of ‘‘permanent and total disability’’ under Section 22(e) of the Code (or such shorter period as the Committee shall determine at the time of grant), following the Participant’s Retirement or Disability, whichever period is shorter.

F. Unless otherwise determined by the Committee at the time of grant or as otherwise provided herein, in the event a Participant’s employment or other service with the Company and all Related Corporations is terminated by reason of his or her death, any Option granted to such Participant which is then outstanding may be exercised by the Participant’s legal representative at any time prior to the expiration date of the term of the Option or within 12 months following the Participant’s death, whichever period is shorter.

G. Unless otherwise determined by the Committee at the time of grant or as otherwise provided herein, in the event the Participant’s employment or other service with the Company and all Related Corporations shall be terminated by the Company without Cause, any Option granted to such Participant which has vested as of the date of the Participant’s termination of employment may be exercised by the Participant within 30 days following the Participant’s termination of employment; all other unvested Options shall terminate immediately upon such termination, and such vested Option to the extent then unexercised shall terminate after such 30 days.

H. Unless otherwise determined by the Committee at the time of grant or as otherwise provided herein, in the event the Participant’s employment or other service with the Company and all Related Corporations shall be terminated by the Company with Cause or in the event the Participant’s employment is voluntarily terminated by the Participant (other than upon his or her Retirement), any Option granted to such Participant which is then outstanding shall be immediately cancelled and shall terminate.

I. No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s duly appointed guardian or personal representative. A Participant shall notify the Committee in writing in the event that he or she disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date of transfer to the Participant of Common Stock acquired upon exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it may be entitled in such event under the Code.

J. The Committee may at any time accelerate the exercisability of all or any portion of any Option; provided, however, that the exercisability of any Option shall not be accelerated to the extent such acceleration would result in liability under Section 409A of the Code.

K. The aggregate Fair Market Value of shares of Common Stock for which any Participant may be granted ‘‘incentive stock options’’ (within the meaning of Section 422(b) of the Code) that are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company or its Related Corporations) shall not exceed the sum of $100,000. For purposes of this Section 6(k), the Fair Market Value of shares of Common Stock subject to an incentive stock option shall be determined as of the date such incentive stock option is granted.

L. Subject to adjustment as provided hereunder, the maximum number of shares of Common Stock granted to any one participant during any calendar year shall not exceed 35,000 shares.

VII. Exercise and Vesting.

Notwithstanding any other provision of the Plan (other than as provided in Section 8(c)), a Participant may not exercise an Option during the period commencing on the date of grant of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Unless otherwise determined by the Committee at the time of grant or as otherwise provided herein, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of a Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby; (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Option with respect to two-thirds of the shares granted thereby; and (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Option with respect to 100% of the shares granted thereby.

VIII. General Provisions Applicable to Options.

A. The Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify an Option from the exemption provided by Rule 16b-3 under the Act, and any successor provision.

B. Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

C. Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Committee need not treat Participants uniformly.

D.  Payment of the purchase price for each share of Common Stock purchased by the exercise of an Option shall be made in cash or by certified or bank check. Notwithstanding the foregoing, to the extent permitted by the Committee, all or part of such purchase price may be paid using shares of Common Stock owned by the Participant (the Fair Market Value of which on the date of delivery equals the amount of such purchase price being so paid), or other securities of the Company, other property or other lawful consideration (in each case, the fair market value of which on the date of delivery equals the amount of such purchase price being so paid) as the Committee may determine. Unless otherwise prohibited by law for either the Company or a Participant, a Participant may irrevocably authorize a third party to sell shares of Common Stock (or a sufficient portion thereof) acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. Upon notice of exercise of any Option by a Participant, the Committee may elect to settle all or part of such Option by paying the Participant an amount in cash equal to the excess of the Fair Market Value of the Common Shares that are subject to such Option as of the date of exercise over the exercise price for the number of Common Shares subject to such Option which the Committee elects to settle for cash hereunder.

E. Unless otherwise determined by the Committee at the time of grant, in the event of a Change in Control, the Committee may provide, in its sole discretion, that upon the occurrence of the Change in Control (i) each Option theretofore granted to a Participant which shall not theretofore have expired or otherwise been cancelled shall become immediately exercisable in full, (ii) provided that no liability results under Section 409A of the Code, each share of Common Stock subject to an outstanding Option granted to a Participant shall be settled for the Change in Control Price (less, to the extent applicable, the Option price per share of Common Stock) or, if the Option price of any Option equals or exceeds the Change in Control Price of the Option, then such outstanding Option shall be terminated and cancelled, (iii) provided that no liability results under Section 409A of the Code, adjust the terms of an outstanding Option granted to a Participant in a manner determined by the Committee, (iv) provided that no liability results under Section 409A of the Code, cause an outstanding Option granted to a Participant to be assumed, or new rights substituted therefor, by another entity, or (v) provided, that no liability results under Section 409A of the Code, make such other provision as the Committee may consider equitable and in the best interests of the Company.

F. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Committee’s sole discretion, a Participant (other than a Section 16 Participant, who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares issuable upon exercise of the Option creating the tax obligation. With respect to Section 16 Participants, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Section 16 Participant’s Federal, and where applicable, State withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock withheld shall be the aggregate Fair Market Value of such shares on the date the withholding obligation is incurred. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

G. For purposes of the Plan, the following events shall not be deemed a termination of employment or service of a Participant:

1. a transfer to the employment of the Company from a Related Corporation, or from one Related Corporation to another, or

2. an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

For purposes of the Plan, employees of a Related Corporation shall be deemed to have terminated their employment on the date on which such Related Corporation ceases to be a Related Corporation.

H. The Committee may amend, modify or terminate any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type, changing the date of exercise, and converting an Incentive Stock Option to a Non-Qualified Stock Option, provided that the Participant’s consent to each action shall be required unless the Committee determines that such amendment, modification or termination would not materially and adversely affect the Participant or such amendment, modification or termination is necessary to comply with applicable law including without limitation in order to avoid violation of Section 409A. Notwithstanding the foregoing, no Option shall be amended, modified or terminated to the extent such amendment, modification or termination would result in liability under Section 409A of the Code.

IX. Miscellaneous.

A. No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service with the Company or any Related Corporation.

B. Nothing contained in the Plan shall prevent the Company or its Related Corporations from adopting other or additional compensation arrangements for their employees.

C. No Participant shall have any rights as a stockholder with respect to any shares of Common Stock subject to an Option granted to him or her until he or she becomes the holder of such shares of Common Stock.

D. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

E. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to this Plan; nor shall any member of the Board or the Committee be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board and the Committee shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless a member’s action constitutes serious or willful misconduct.

F. Subject to the approval of the stockholders of the Company, the Plan shall be effective on March 29, 2006. Prior to such approval, Options may be granted under the Plan expressly subject to such approval.

G. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Option theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or a Related Corporation under applicable law or regulation, (ii) made to permit the Company or a Related Corporation a deduction under the Code, or (iii) made to avoid liability under Section 409A of the Code. No such amendment or alteration shall be made without the further approval of the Company’s stockholders, to the extent such approval is required by law, agreement or the rules of any stock exchange on which the Common Stock is listed.

H. Options may not be granted under the Plan after March 28, 2016, or such earlier time as the Committee may determine. Any Option then outstanding under the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

I. To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

Exhibit B

MERRIMAC INDUSTRIES, INC.

2006 KEY EMPLOYEE INCENTIVE PLAN

I. Purpose.    The purpose of the Plan is to give the Company a competitive advantage in retaining and motivating key officers and employees and to provide the Company and its subsidiaries with a stock plan providing incentives linked to increases in stockholder value. The Plan was approved by the Board of Directors of the Company (the ‘‘Board’’) on March 29, 2006 (the ‘‘Effective Date’’), subject to approval by the stockholders of the Company at the 2006 Annual Meeting of Stockholders.

II. Definitions.    As used in the Plan:

A.    ‘‘Cause’’ means (i) willful failure by the Participant to perform his or her normal and customary duties for an extended period of time for any reason, other than Disability, (ii) gross negligence or willful misconduct by the Participant, including but not limited to fraud, embezzlement or intentional misrepresentation, (iii) the Participant’s commission of, or indictment or conviction for, a felony, (iv) the Participant’s misappropriation of a material opportunity of the Company, (v) the Participant’s willfully engaging in competitive activities against the Company or purposely aiding a competitor of the Company, or (vi) the Participant’s violation of any fiduciary duty owed to the Company or any subsidiary or any material provision of any agreement the Participant has with the Company or any subsidiary and, in each case, the Participant has failed to cure the violation (if curable as determined by the Company) within ten days after receipt of written notice from the Company of such violation or, if reasonable under the circumstances, such additional period of time during which the Participant is using his best efforts to so cure, not to exceed 30 days in the aggregate.

B. ‘‘Change in Control’’ means and shall be deemed to have occurred if: (i) the Company is merged or consolidated with, or, in any transaction or series of transactions, all or substantially all of the business or assets of the Company shall be sold or otherwise acquired by, another corporation or entity and, as a result thereof, the stockholders of the Company immediately prior thereto shall not have at least 50% or more of the combined voting power of the surviving, resulting or transferee corporation or entity, (ii) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not an affiliate of the Company or a 5% or more holder, in each case as of January 1, 2006, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) of stock of the Company entitled to cast more than 25% of the votes at the time entitled to be cast generally for the election of directors, or (iii) more than 50% of the members of the Board shall not be Continuing Directors.

C. ‘‘Change in Control Market Capitalization’’ means the number of outstanding shares of Common Stock on the date of a Change in Control (excluding any shares of Common Stock issued subsequent to the Effective Date, other than shares of Common Stock issued (i) upon exercise of stock options granted to employees, directors or consultants or (ii) through the purchase of shares of Common Stock under any stock purchase plan maintained by the Company or its subsidiaries for the benefit of employees), calculated on a fully-diluted basis, multiplied by the Change in Control Price.

D. ‘‘Change in Control Price’’ means, with respect to a share of Common Stock, the Fair Market Value determined as of the date of a Change in Control.

E. ‘‘Closing Price’’ means the closing price of a share of Common Stock as reported on the American Stock Exchange (or, if the Common Stock is listed on a different national securities exchange or in the over-the-counter market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national security exchange or as reported by NASDAQ, as the case may be, on which the Common Stock is listed or admitted to trading) on such date or, if there are no reported sales on such date, on the last day prior to such date on which there are such reported sales.

F. ‘‘Code’’ means the Internal Revenue Code of 1986, as amended from time to time.

G. ‘‘Committee’’ means the Compensation Committee of the Board.

H. ‘‘Common Stock’’ means the common stock, par value $0.01 per share, of the Company, subject to adjustment as set forth in Section 5(f).

I. ‘‘Company’’ means Merrimac Industries, Inc. or any successor corporation.

J. ‘‘Continuing Directors’’ means the directors of the Company (i) who were members of the Board on January 1, 2006, or (ii) who subsequently became directors of the Company and who were elected or designated to be candidates for election as nominees of the Board, or whose election or nomination for election by the Company's stockholders was otherwise approved, by a vote of a majority of the Continuing Directors then on the Board.

K. ‘‘Disability’’ means if, as result of physical or mental illness or injury, a Participant is unable to perform the essential duties of his or her position for a period of 90 consecutive days or for a period of 120 non-consecutive days in any 12-month period, or poses a direct threat to the safety and health of the Participant or others, and there is no reasonable accommodation that can be provided by the Company that would allow the Participant to perform the essential functions of the Participant's position as determined by applicable law.

L. ‘‘Exchange Act’’ means the Securities Exchange Act of 1934, as amended from time to time.

M. ‘‘Fair Market Value’’ means (a) with respect to Common Stock that is not readily tradeable on an established securities market, the fair market value as determined by the Committee in good faith or in the manner established by the Committee from time to time; or (b) with respect to Common Stock that is readily tradeable on the securities market, the Closing Price on the day as of which the Fair Market Value is being determined.

N. ‘‘Market Capitalization’’ means, as of any date, the number of then outstanding shares of Common Stock (excluding any shares of Common Stock issued subsequent to the Effective Date, other than shares of Common Stock issued (i) upon exercise of stock options granted to employees, directors or consultants or (ii) through the purchase of shares of Common Stock under any stock purchase plan maintained by the Company or its subsidiaries for the benefit of employees, calculated on a fully diluted basis) multiplied by the Fair Market Value.

O. ‘‘Participants’’ means the key employees of the Company and its subsidiaries who shall be eligible to participate in the Plan.

P. ‘‘Plan’’ means the Merrimac Industries, Inc. 2006 Key Employee Incentive Plan.

Q. ‘‘Retirement’’ means termination of employment with the Company and its subsidiaries at or after age 65.

III. Committee.    The Plan shall be administered by the Committee.

IV. Administration.    Within 90 days of the Effective Date, the Committee shall determine the Participants and shall allocate to each Participant the percentage share (the ‘‘Award Percentage’’) of the restricted shares (the ‘‘Restricted Shares’’) that will be granted to such Participant in the event that the Company achieves the performance goals provided in Section 5. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan including the requirement that Participants enter into agreements reflecting such terms, conditions and restrictive covenants applicable with respect to the Restricted Shares and any consideration therefor (including non-competition/non-solicitation/confidentiality arrangements), as the Committee shall deem appropriate. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee’s determinations on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement which may arise hereunder, or as a result of, or with respect to, any Restricted Shares shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms thereof shall be final, binding and conclusive.

V. Performance Goals.

A. $58,000,000 Market Capitalization.    In the event that the Company shall achieve an average Market Capitalization equal to or greater than $58,000,000 during any six-month period during the five-year period beginning on the Effective Date (the ‘‘$58,000,000 Market Capitalization’’), then the Company shall issue to each Participant who shall still be in the employ of the Company or its subsidiaries on the last day of such six-month period, subject to the terms and conditions set forth in Section 6, the number of Restricted Shares determined by multiplying (i) such Participant’s Award Percentage, (ii) 5% and (iii) the average Market Capitalization during such six-month period and dividing the product by the average Fair Market Value during such six-month period. In no event shall Restricted Shares be issued more than once pursuant to this Section 5(a).

B. $93,000,000 Market Capitalization.    In the event that the Company shall achieve an average Market Capitalization equal to or greater than $93,000,000 during any six-month period during the five-year period beginning on the Effective Date (the ‘‘$93,000,000 Market Capitalization’’), then the Company shall issue to each Participant who shall still be in the employ of the Company or its subsidiaries on the last day of such six-month period, subject to the terms and conditions set forth in Section 6, the number of Restricted Shares determined by multiplying (i) such Participant’s Award Percentage, (ii) 5% and (iii) the average Market Capitalization during such six-month period and dividing the product by the average Fair Market Value during such six-month period. Such six-month period may be, in whole or in part, coterminous with, the six-month period in which the $58,000,000 Market Capitalization is achieved. In no event shall Restricted Shares be issued more than once pursuant to this Section 5(b).

C. Change in Control — $58,000,000 Market Capitalization.    In the event that there shall be a Change in Control prior to the achievement of the $58,000,000 Market Capitalization and the Change in Control Market Capitalization shall equal or exceed $58,000,000 but shall not exceed $93,000,000, then the Company shall issue to each Participant who shall still be in the employ of the Company or its subsidiaries on the date of consummation of such Change in Control, the number of Restricted Shares determined by multiplying (i) such Participant’s Award Percentage, (ii) 5% and (iii) the Change in Control Market Capitalization and dividing the product by the Change in Control Price.

D. Change in Control — $93,000,000 Market Capitalization.    In the event that there shall be a Change in Control prior to the achievement of the $93,000,000 Market Capitalization and the Change in Control Market Capitalization shall equal or exceed $93,000,000, then the Company shall issue to each Participant who shall still be in the employ of the Company or its subsidiaries on the date of consummation of such Change in Control, the number of Restricted Shares determined by multiplying (i) such Participant’s Award Percentage, (ii) (A) if the $58,000,000 Market Capitalization shall have previously been achieved, 5% or (B) if the $58,000,000 Market Capitalization shall not have previously been achieved, 10% and (iii) the Change in Control Market Capitalization and dividing the product by the Change in Control Price.

E. Maximum Grant.    Notwithstanding anything to the contrary contained herein, (i) the maximum value of Restricted Shares which may be granted to any Participant upon achievement of the performance goals set forth in Section 5(a) or (c) shall be $1,500,000 (based on the Fair Market Value on the date of issuance of such shares), and (ii) the maximum value of Restricted Shares which may be granted to any Participant upon achievement of the performance goals set forth in Section 5(b) or (d) shall be $3,500,000 (based on the Fair Market Value on the date of issuance of such shares); provided, however, that the maximum value of Restricted Shares which may be granted to any Participant upon achievement of the performance goals set forth in Section 5(d) shall be $5,000,000 (based on the Fair Market Value on the date of issuance of such shares) in the event that the $58,000,000 Market Capitalization shall not have been achieved prior to the date of the Change in Control.

F. Adjustments.    In the event of any change in corporate capitalization, such as a stock dividend, stock split or a corporate transaction, such as a merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including, to the extent permitted by Treasury Regulations Section 1.162-27(e) or any successor regulations, any extraordinary cash dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee may make such substitution or adjustments in the aggregate number and kind of shares available for issuance under the Plan, to the extent necessary to account for any such change in corporate capitalization and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion.

VI. Restricted Stock Awards.

A. Certificates.    Certificates issued in respect of Restricted Shares shall be registered in the names of the Participants and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, substantially in the following form:

‘‘The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Merrimac Industries, Inc. 2006 Key Employee Incentive Plan. Copies of such Plan are on file at the offices of Merrimac Industries, Inc.’’

B. Holding of Shares.    The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any issuance of Restricted Shares to a Participant, such Participant shall have delivered to the Company a stock power, endorsed in blank, relating to such Restricted Shares.

C. Vesting.    The Restricted Shares shall vest ratably in annual installments over a three-year period commencing on the date of issuance. Unvested Restricted Shares shall accelerate and become vested upon the Death, Disability or Retirement of a Participant and upon the Participant's termination without Cause. Upon a Participant’s termination of employment with the Company and its subsidiaries for any reason other than Death, Disability or Retirement or involuntary termination of employment without Cause (i.e., the Participant's employment is terminated by the Company for Cause, or the Participant resigns voluntarily), all unvested Restricted Shares shall be forfeited by the Participant. In addition, Restricted Shares shall vest upon the termination of the Participant’s employment with the Company for ‘‘Good Reason’’ (as hereinafter defined) if the Participant’s written employment agreement with the Company in effect at the time of such termination provides for such vesting. For purposes hereof, ‘‘Good Reason’’ means a material diminution of the Participant’s duties and responsibilities or a substantial reduction in the Participant’s compensation and benefits, or as otherwise provided in such written employment agreement.

D. Holding Period.    Restricted Shares which have vested may not be sold, assigned, transferred, pledged or otherwise encumbered for a period of two years following the vesting date of such Restricted Shares, except that Restricted Shares which have vested may be sold by a Participant to the extent required to satisfy all federal, state, local and foreign taxes of any kind, with respect to the vesting of Restricted Shares, including the withholding obligation described in Section 7.

E. Impact of Change in Control.    Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control, all Restricted Shares shall immediately become fully vested, transferable and free of all restrictions.

F. Waiver of Restrictions.    The Committee shall have the discretion to waive, in whole or in part at any time, any or all remaining restrictions with respect to any or all of a Participant’s Restricted Shares.

VII. Tax Withholding.    No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any grant of Restricted Shares or the vesting of Restricted Shares, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. To the extent determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the grant of Restricted Shares. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

VIII. Term, Amendment and Termination.

A. Term.    The Plan will terminate on the tenth anniversary of the Effective Date; provided, however, that any grants of Restricted Shares outstanding as of such date shall not be affected or impaired by the termination of the Plan.

B. Amendment and Termination.    The Board may amend, alter, or terminate the Plan, but no amendment, alteration or termination shall be made which would impair the rights of a Participant without the Participant’s consent. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law and/or the listing requirements of the American Stock Exchange, Inc., and/or any other exchange on which the Company’s equity securities may then be publicly traded.

IX. No Employment Right.    Neither the existence of the Plan nor the grant of Restricted Shares shall require the Company or any subsidiary to continue any Participant in the employ or service of the Company or such subsidiary.

X. Compliance With Securities Laws.    The Committee may require each Participant to represent to and agree with the Company in writing that such person is acquiring any Restricted Shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

A. listing or approval for listing upon notice of issuance of such shares on the American Stock Exchange or such other securities exchange as may at the time be the principal market for the Common Stock;

B. any registration or other qualification of such shares under any state or federal law or regulation or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

C. obtaining any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

Exhibit C

MERRIMAC INDUSTRIES, INC.

2006 NON-EMPLOYEE DIRECTORS’ STOCK PLAN

I. Purpose.

The purpose of the Plan is to enable the Company to attract, retain and motivate the most capable Non-Employee Directors, to align the interests of the Company’s Non-Employee Directors and stockholders, and to generally increase the effectiveness of the Company’s Non-Employee Director compensation structure, thereby assisting the Company to achieve its long-range goals.

II. Definitions.

As used in the Plan:

‘‘Act’’ means the Securities Exchange Act of 1934, as amended from time to time.

‘‘Award’’ means a grant of Common Stock under the Plan.

‘‘Award Agreement’’ means any written agreement, contract, or other written instrument or document evidencing any Award granted by the Board pursuant to the Plan.

‘‘Awarded Stock’’ means Common Stock subject to an Award.

‘‘Board’’ means the Board of Directors of the Company.

‘‘Cause’’ means (i) willful failure by the Participant to perform his or her normal and customary duties for an extended period of time for any reason, other than death or Disability, (ii) gross negligence or willful misconduct by the Participant, including but not limited to fraud, embezzlement or intentional misrepresentation, (iii) the Participant’s commission of, or indictment or conviction for, a felony, (iv) the Participant’s misappropriation of a material opportunity of the Company, (v) the Participant’s willfully engaging in competitive activities against the Company or purposely aiding a competitor of the Company, or (vi) the Participant’s violation of any fiduciary duty owed to the Company or any Subsidiary or any material provision of any agreement the Participant has with the Company or any Subsidiary and, in each case, the Participant has failed to cure the violation (if curable as determined by the Company) within ten days after receipt of written notice from the Company of such violation or, if reasonable under the circumstances, such additional period of time during which the Participant is using his best efforts to so cure, not to exceed 30 days in the aggregate.

‘‘Change in Control’’ means and shall be deemed to have occurred if: (i) the Company is merged or consolidated with, or, in any transaction or series of transactions, all or substantially all of the business or assets of the Company shall be sold or otherwise acquired by, another corporation or entity and, as a result thereof, the stockholders of the Company immediately prior thereto shall not have at least 50% or more of the combined voting power of the surviving, resulting or transferee corporation or entity, (ii) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not an affiliate of the Company or a 5% or more holder, in each case as of Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) of stock of the Company entitled to cast more than 25% of the votes at the time entitled to be cast generally for the election of directors, or (iii) more than 50% of the members of the Board shall not be Continuing Directors.

‘‘Closing Price’’ means the closing price of a share of Common Stock as reported on the American Stock Exchange (or, if the Common Stock is listed on a different national securities exchange or in the over-the-counter market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national security exchange or as reported by NASDAQ, as the case may be, on which the Common Stock is listed or admitted to trading) on such date or, if there are no reported sales on such date, on the last day prior to such date on which there are such reported sales.

‘‘Code’’ means the Internal Revenue Code of 1986, as amended from time to time.

‘‘Company’’ means Merrimac Industries, Inc. or any successor corporation.

‘‘Common Stock’’ or ‘‘Stock’’ means the Common Stock, $0.01 par value, of the Company.

‘‘Continuing Directors’’ shall mean the directors of the Company (i) who were members of the Board on the Effective Date, or (ii) who subsequently became directors of the Company and who were elected or designated to be candidates for election as nominees of the Board, or whose election or nomination for election by the Company's stockholders was otherwise approved, by a vote of a majority of the Continuing Directors then on the Board.

‘‘Disability’’ means if, as result of physical or mental illness or injury, a Participant is unable to perform the essential duties of his or her position as a Non-Employee Director for a period of 180 consecutive days, or poses a direct threat to the safety and health of the Participant or others, and there is no reasonable accommodation that can be provided by the Company that would allow the Participant to perform the essential functions of the Participant's position as determined by applicable law.

‘‘Effective Date’’ means, subject to the approval of the stockholders of the Company, April 26, 2006.

‘‘ERISA’’ means the Employee Retirement Income Security Act of 1974, as amended from time to time.

‘‘Exchange Act’’ means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

‘‘Fair Market Value’’ means (a) with respect to Common Stock that is not readily tradeable on an established securities market, the fair market value as determined by the Board in good faith or in the manner established by the Board from time to time, in accordance with Section 409A of the Code and regulations thereunder; or (b) with respect to Common Stock that is readily tradeable on the securities market, the Closing Price on the day prior to the day as of which the Fair Market Value is being determined.

‘‘Grant Date’’ means, with respect to any year, the date of the meeting of the Board that next follows the annual meeting of the Company’s stockholders.

‘‘Non-Employee Director’’ means a director of the Company or any Related Corporation who qualifies as a non-employee director within the meaning of Rule 16b-3(c) under the Act, or any successor provision thereto.

‘‘Participant’’ means, unless the Board determines otherwise, a Non-Employee Director granted an Award under the Plan.

‘‘Plan’’ means the Merrimac Industries, Inc. 2006 Non-Employee Directors’ Stock Plan.

‘‘Related Corporation’’ means any present or future parent corporation (as defined in Section 424(e) of the Code) or subsidiary corporation (as defined in Section 424(f) of the Code) of the Company or any successor to such corporation.

‘‘Retirement’’ means termination of service as a Non-Employee Director at or after age 65.

III. Administration.

A. The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Awards, to determine the number of Awards granted to any Participant, and to determine the terms and conditions of any Award.

B. Subject to the provisions of the Plan, the Board shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan. The Board’s decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members; provided, however, that no member of the Board shall vote on matters relating directly to his or her own Plan benefit or participation.

C. The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Board shall keep minutes of its actions under the Plan.

IV. Eligibility.

Except as otherwise determined by the Board, each individual who is a Non-Employee Director of the Company shall be eligible to participate in the Plan.

V. Shares of Stock Available for Awards.

A. Subject to adjustment as provided in Section 5(b), Awards may be granted under the Plan for up to 100,000 shares of Common Stock. If any Award in respect of shares of Common Stock is terminated before exercise or is forfeited for any reason, to the extent shares of Common Stock subject to such Award are not delivered to the Participant, such shares of Common Stock shall again be available for grant under the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares of Common Stock or treasury shares.

B. In the event the Board determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted under the Plan to Participants, the Board shall have the right to adjust equitably any or all of (i) the number of shares of Common Stock in respect of which Awards may be granted under the Plan to Participants and (ii) the number and kind of shares subject to outstanding Awards held by Participants, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Awards held by a Participant, provided that the number of shares subject to any Award shall always be a whole number. Notwithstanding the foregoing, no adjustment or provision for cash payment shall be made pursuant to this Section 5(b) to the extent such adjustment or provision for cash payment would result in liability under Section 409A of the Code.

VI. Grant of Awards.

A. From and after the Effective Date but subject to Section 9(h) hereof, annual Awards shall be granted, effective as of each Grant Date, to each individual who is a Non-Employee Director on such Grant Date. Each such Non-Employee Director shall, subject to the terms and conditions hereunder and the applicable Award Agreement, receive an Award of 1,500 shares of Common Stock in 2006 or such other amount as the Board may decide from year to year in the future. Neither the Awarded Stock nor any interest therein may be directly or indirectly transferred, sold, assigned, pledged, hypothecated, encumbered or otherwise disposed of until the Award granted with respect to such Awarded Stock has vested in accordance with Section 6(b) of the Plan.

B. Unless otherwise provided by the Board in the applicable Award Agreement, and subject to the following sections of this Section 6(b), the restrictions set forth in Section 6(a) with respect to an Award shall terminate as follows: (i) as to one-third of the Awarded Stock granted thereby, on the first anniversary of the Grant Date; (ii) as to an additional one-third of the Awarded Stock granted thereby, on the second anniversary of the Grant Date and (iii) as to the remaining one-third of the Awarded Stock granted thereby, on the third anniversary of the Grant Date. The vesting of Awarded Stock subject to an Award shall be subject to the following additional conditions:

1.   If a Participant does not stand for re-election as a Non-Employee Director at an annual meeting at the request of the Company (other than a request made for Cause), the vesting of unvested Awarded Stock held by the Participant shall be accelerated and such Awarded Stock shall vest on the date of the annual meeting at which the Participant does not stand for re-election.

2.   If a Participant resigns his position as Non-Employee Director of his or her own accord before the end of a vesting period, then, except as otherwise provided herein or in the applicable Award

Agreement, the Participant shall retain Awarded Stock that has vested through the date of resignation and shall forfeit as of the date of such resignation all Awarded Stock that has not then vested.

3.   Notwithstanding any other provision of the Plan, if the service of a Participant as a Non-Employee Director is terminated for Cause, the Non-Employee Director shall forfeit all Awarded Stock, whether or not then vested.

4.   If a Participant’s service as Non-Employee Director terminates as a result of his death, Disability or Retirement, or termination of such service by the Company without Cause, the vesting of all unvested Awarded Stock held by the Participant shall be accelerated and such Awarded Stock shall become fully vested on the date that the Participant’s service shall terminate.

C. The Board may at any time accelerate the exercisability of all or any portion of any Award; provided, however, that no such acceleration shall occur to the extent such acceleration would result in liability under Section 409A of the Code.

D. Upon issuance, the certificates for Awarded Stock shall be held in escrow by the Company until, and to the extent, the Awarded Stock shall cease to be restricted and shall become non-forfeitable, and the Participant shall own such shares free of all restrictions otherwise imposed under the Plan. Awarded Stock held in escrow hereunder, shall be (i) surrendered to the Company for cancellation upon forfeiture, if any, of such Awarded Stock by the Participant hereunder, or (ii) subject to the provisions of Section 6, released to the Participant to the extent the Awarded Stock is no longer subject to any of the restrictions otherwise imposed by the Plan.

VII. Dividends; Rights as Stockholders.

The Participant shall be entitled to receive any dividends that become payable on or after the Grant Date with respect to any Awarded Stock that has vested on the date such dividend was declared; provided, however, that no dividends shall be payable to, or for the benefit of, the Participant for Awarded Stock with respect to record dates occurring prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited such Awarded Stock. The Participant shall have no right to vote Awarded Stock until such stock has become vested.

VIII. General Provisions Applicable to Awards.

A. The Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify an Award from the exemption provided by Rule 16b-3 under the Act, and any successor provision.

B. Each Award under the Plan shall be evidenced by an Award Agreement delivered to the Participant specifying the terms and conditions set forth in the Plan and containing such other terms and conditions, if any, not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

C. Each Award may be granted alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

D. Unless otherwise determined by the Board at the time of grant, in the event of a Change in Control, the Board may provide, in its sole discretion, that upon the occurrence of the Change in Control (i) each Award theretofore granted to a Participant which shall not theretofore have been terminated or otherwise forfeited shall become fully vested immediately prior to the Change in Control, (ii) provided that no liability results under Section 409A of the Code, adjust the terms of an outstanding Award granted to a Participant in a manner determined by the Board, (iii) provided that no liability results under Section 409A of the Code, cause an outstanding Award granted to a Participant to be assumed, or new rights substituted therefor, by another entity, or (iv) provided, that no liability results under Section 409A of the Code, make such other provision as the Board may consider equitable and in the best interests of the Company.

E. Each Participant is generally responsible for his or her own tax obligations as a result of the operation of the Plan. However, in the event the Company is required to withhold any taxes in connection with the vesting of Awarded Stock (including any related dividend) hereunder, the Company may in its sole discretion determine the method and amount of withholding, including, (i) requiring the Participant to pay to the Company, at the time such Awarded Stock shall vest, the amount that the Board deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of such payment or (ii) withholding shares of Common Stock from the shares otherwise to be received by the Participant in order to satisfy the liability for withholding taxes. In the event that the Board chooses the method described in clause (ii) above, the number of shares of Common Stock so withheld shall have an aggregate Fair Market Value on the applicable valuation date sufficient to satisfy the applicable withholding taxes. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

F. A Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which an Award is granted to him or her, the Fair Market Value of the Awarded Stock underlying such Award at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Awarded Stock as of the date or dates on which such restrictions lapse.

G. The Board may amend, modify or terminate any outstanding Award held by a Participant, including substituting therefor another Award of the same or a different type, provided that the Participant’s consent to each action shall be required unless the Board determines that such amendment, modification or termination would not materially and adversely affect the Participant or such amendment, modification or termination is necessary to comply with applicable law including without limitation in order to avoid liability under Section 409A. Notwithstanding the foregoing, no Award shall be amended, modified or terminated to the extent such amendment, modification or termination would result in liability under Section 409A of the Code.

IX. Miscellaneous.

A. The grant of an Award shall not be construed as giving a Participant the right to continued service with the Company or any Related Corporation.

B. Except as otherwise provided herein, no Participant shall have any rights as a stockholder with respect to any shares of Awarded Stock subject to an Award granted to him or her until such Awarded Stock shall become vested and nonforfeitable.

C. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

D. No member of the Board shall be liable for any action taken or determination made in good faith with respect to this Plan; nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless a member’s action constitutes serious or willful misconduct.

E. Subject to the approval of the stockholders of the Company, the Plan shall be effective on April 26, 2006.

F. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or a Related Corporation under applicable law or regulation, (ii) made to permit the Company or a Related Corporation a deduction under the Code, or (iii) made to avoid liability under Section 409A of the Code. No such amendment or alteration shall be made without the further approval of the Company’s stockholders, to the extent such approval is required by law, agreement or the rules of any stock exchange on which the Common Stock is listed.

G. Awards may not be granted under the Plan after December 31, 2015, or such earlier time as the Board may determine. Any Award then outstanding under the Plan shall remain in effect until such Award shall have been exercised or shall have expired in accordance with its terms.

H. To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

MERRIMAC INDUSTRIES, INC.
41 FAIRFIELD PLACE
WEST CALDWELL, NEW JERSEY 07006-6287

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mason N. Carter and Robert V. Condon as proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of Merrimac Industries, Inc. held of record by the undersigned on April 28, 2006, at the Annual Meeting of Stockholders to be held on June 22, 2006, at Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, New Jersey, at 10:00 a.m. (or any adjournment or postponement thereof), for the proposals referred to herein and described in the Proxy Statement, and to vote in their discretion on any other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 1. FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, 2. FOR THE RATIFICATION OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006, 3. FOR THE APPROVAL OF THE 2006 STOCK OPTION PLAN, 4. FOR THE APPROVAL OF THE 2006 KEY EMPLOYEE INCENTIVE PLAN, AND 5. FOR THE APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTORS’ STOCK PLAN.

PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please mark your votes as indicated in this example

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, AND 5:

1. PROPOSAL: Election of Directors

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: To Withhold the authority to vote for any individual nominee, mark the box next to that nominee’s name below.)

Name of Nominee:         Fernando L. Fernandez             Joel H. Goldberg             Ludwig G. Kuttner

2. PROPOSAL: Ratification of Grant Thornton LLP as the independent registered public accounting firm of the Company for fiscal year 2006

FOR	AGAINST	ABSTAIN

FOLD AND DETACH HERE

3. PROPOSAL: Approval of 2006 Stock Option Plan

FOR	AGAINST	ABSTAIN

4. PROPOSAL: Approval of 2006 Key Employee Incentive Plan

FOR	AGAINST	ABSTAIN

5. PROPOSAL: Approval of 2006 Non-Employee Directors’ Stock Plan

FOR	AGAINST	ABSTAIN

*Note* Other business: To transact such other business as may properly come before the meeting.

This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Dated: , 2006
(Signature)
(Signature)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.